Exhibit 99.2

Genworth Financial

FOURTH QUARTER FINANCIAL SUPPLEMENT

DECEMBER 31, 2010

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4
Financial Highlights	5

Fourth Quarter Results
Net Income (Loss)	7
Net Operating Income (Loss) by Segment	8
Consolidated Net Income (Loss) by Quarter	9
Net Operating Income (Loss) by Segment by Quarter	10
Consolidated Balance Sheets	11-12
Consolidated Balance Sheets by Segment	13-14
Deferred Acquisition Costs Rollforward	15

Quarterly Results by Segment
Net Operating Income (Loss) by Segment	17-20
Net Operating Income and Sales—Retirement and Protection	22-31
Net Operating Income and Sales—International	33-43
Net Operating Loss and Sales—U.S. Mortgage Insurance	45-54
Net Operating Income (Loss)—Corporate and Other	56

Additional Financial Data
Investments Summary	58
Fixed Maturity Securities Summary	59
Additional Information on Mortgage-backed and Asset-backed Securities by Vintage	60
Commercial Mortgage Loans Summary	61-62
General Account GAAP Net Investment Income Yields	63
Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail	64

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	66
Reconciliation of Expense Ratio	67
Reconciliation of Core Premiums	68
Reconciliation of Core Yield	69

Corporate Information
Industry Ratings	71-72

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Dear Investor,

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A significant component of net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.'s common stockholders determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods other than a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company's segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2010 and 2009. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 69 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metric as a measure of volume of new and renewal business generated in a period. “Sales” refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for lifestyle protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for the Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for the international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for its wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes a metric related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this metric helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,369	$12,518	$12,600	$12,544	$12,440
Total accumulated other comprehensive income (loss)	1,492	2,484	1,331	347	(164)

Total Genworth Financial, Inc.’s stockholders’ equity	$13,861	$15,002	$13,931	$12,891	$12,276

Book value per common share	$28.31	$30.64	$28.48	$26.36	$25.12
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.26	$25.57	$25.76	$25.65	$25.46
Common shares outstanding as of the balance sheet date	489.7	489.6	489.2	489.1	488.6

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
GAAP Basis ROE	1.1%	2.7%	2.3%	1.5%	-3.8%
Operating ROE(1)	1.0%	2.8%	3.3%	2.5%	1.6%

	Three months ended
Quarterly Average ROE	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
GAAP Basis ROE	-5.2%	2.6%	1.3%	5.7%	1.3%
Operating ROE(1)	-4.3%	0.9%	3.8%	3.7%	3.0%

Basic and Diluted Shares	Three months ended December 31, 2010	Twelve months ended December 31, 2010
Weighted-average shares used in basic earnings per common share calculations	489.6	489.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	3.5

Weighted-average shares used in diluted earnings per common share calculations(2)	489.6	492.8

(1)	See page 66 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)

Under SFAS No. 128, Earnings per Share, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our net loss for the three months ended December 31, 2010, the inclusion of 4.4 million of shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If we had not incurred a net loss for the three months ended December 31, 2010, dilutive potential common shares would have been 494.0 million and 493.9 million, respectively, for the three and twelve months ended December 31, 2010.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Income (Loss)

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2010	2009	2010	2009
REVENUES:
Premiums	$1,467	$1,523	$5,854	$6,019
Net investment income	863	782	3,266	3,033
Net investment gains (losses)	(39)	(96)	(143)	(1,041)
Insurance and investment product fees and other	300	252	1,112	1,058

Total revenues	2,591	2,461	10,089	9,069

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,837	1,368	5,994	5,818
Interest credited	205	221	841	984
Acquisition and operating expenses, net of deferrals	519	503	1,965	1,884
Amortization of deferred acquisition costs and intangibles	166	180	756	782
Interest expense	119	87	457	393

Total benefits and expenses	2,846	2,359	10,013	9,861

INCOME (LOSS) BEFORE INCOME TAXES	(255)	102	76	(792)
Provision (benefit) for income taxes	(129)	27	(209)	(393)
Effective tax rate	50.6%	26.5%	-275.0%	49.6%

NET INCOME (LOSS)	(126)	75	285	(399)
Less: net income attributable to noncontrolling interests	35	35	143	61

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(161)	$40	$142	$(460)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended December 31,		Twelve months ended December 31,
		2010	2009	2010	2009
	Retirement and Protection:
	Wealth Management	$11	$7	$40	$28
	Retirement Income	42	30	127	8
	Life Insurance	42	43	144	217
	Long-Term Care	43	49	174	171

	Total Retirement and Protection	138	129	485	424
	International:
International Mortgage Insurance	—Canada(1)	46	37	176	206
	—Australia	55	45	205	148
	—Other	(3)	(4)	(18)	(25)
	Lifestyle Protection Insurance	19	23	71	56

	Total International	117	101	434	385
	U.S. Mortgage Insurance	(352)	(74)	(580)	(459)
	Corporate and Other	(38)	(62)	(213)	(152)

	NET OPERATING INCOME (LOSS)	(135)	94	126	198

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments(2)	(26)	(54)	(90)	(658)
	Net tax benefit related to separation from the company’s former parent	—	—	106	—

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(161)	40	142	(460)
	Add: net income attributable to noncontrolling interests	35	35	143	61

	NET INCOME (LOSS)	$(126)	$75	$285	$(399)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$(0.33)	$0.08	$0.29	$(1.02)
	Diluted	$(0.33)	$0.08	$0.29	$(1.02)
	Net operating income (loss) per common share
	Basic	$(0.28)	$0.19	$0.26	$0.44
	Diluted	$(0.28)	$0.19	$0.26	$0.44
	Weighted-average shares outstanding
	Basic	489.6	488.6	489.3	451.1
	Diluted	489.6	492.2	492.8	451.1

(1)

Adjusted for 42.5% owned by noncontrolling interests beginning in the third quarter of 2009 following the initial public offering of the Canadian mortgage insurance business. The following table shows Canada net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended December 31,		Twelve months ended December 31,
	2010	2009	2010	2009
Canada’s net operating income	$81	$71	$317	$265
Less: net operating income attributable to noncontrolling interests	35	34	141	59

Canada’s net operating income available to Genworth’s common stockholders	$46	$37	$176	$206

(2)	See page 64 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,467	$1,447	$1,470	$1,470	$5,854	$1,523	$1,492	$1,502	$1,502	$6,019
Net investment income	863	815	823	765	3,266	782	759	781	711	3,033
Net investment gains (losses)	(39)	105	(139)	(70)	(143)	(96)	(122)	(53)	(770)	(1,041)
Insurance and investment product fees and other	300	300	256	256	1,112	252	262	253	291	1,058

Total revenues	2,591	2,667	2,410	2,421	10,089	2,461	2,391	2,483	1,734	9,069

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,837	1,502	1,340	1,315	5,994	1,368	1,450	1,492	1,508	5,818
Interest credited	205	212	211	213	841	221	225	263	275	984
Acquisition and operating expenses, net of deferrals	519	472	499	475	1,965	503	484	456	441	1,884
Amortization of deferred acquisition costs and intangibles	166	227	179	184	756	180	143	212	247	782
Interest expense	119	114	109	115	457	87	96	114	96	393

Total benefits and expenses	2,846	2,527	2,338	2,302	10,013	2,359	2,398	2,537	2,567	9,861

INCOME (LOSS) BEFORE INCOME TAXES	(255)	140	72	119	76	102	(7)	(54)	(833)	(792)
Provision (benefit) for income taxes	(129)	18	(5)	(93)	(209)	27	(52)	(4)	(364)	(393)

NET INCOME (LOSS)	(126)	122	77	212	285	75	45	(50)	(469)	(399)
Less: net income attributable to noncontrolling interests	35	39	35	34	143	35	26	—	—	61

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(161)	$83	$42	$178	$142	$40	$19	$(50)	$(469)	$(460)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.33)	$0.17	$0.09	$0.36	$0.29	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
Diluted	$(0.33)	$0.17	$0.08	$0.36	$0.29	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
Weighted-average shares outstanding
Basic	489.6	489.5	489.1	488.8	489.3	488.6	448.9	433.2	433.2	451.1
Diluted	489.6	493.9	494.2	493.5	492.8	492.2	451.6	433.2	433.2	451.1

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2010					2009
		4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Retirement and Protection:
	Wealth Management	$11	$8	$10	$11	$40	$7	$8	$7	$6	$28
	Retirement Income	42	26	25	34	127	30	9	16	(47)	8
	Life Insurance	42	33	32	37	144	43	78	58	38	217
	Long-Term Care	43	44	47	40	174	49	39	42	41	171

	Total Retirement and Protection	138	111	114	122	485	129	134	123	38	424
	International:
International Mortgage Insurance	—Canada	46	44	45	41	176	37	45	58	66	206
	—Australia	55	48	59	43	205	45	42	32	29	148
	—Other	(3)	1	(11)	(5)	(18)	(4)	(9)	(7)	(5)	(25)
	Lifestyle Protection Insurance	19	28	12	12	71	23	18	4	11	56

	Total International	117	121	105	91	434	101	96	87	101	385
	U.S. Mortgage Insurance	(352)	(152)	(40)	(36)	(580)	(74)	(116)	(134)	(135)	(459)
	Corporate and Other	(38)	(51)	(61)	(63)	(213)	(62)	(33)	(67)	10	(152)

	NET OPERATING INCOME (LOSS)	(135)	29	118	114	126	94	81	9	14	198

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(26)	54	(76)	(42)	(90)	(54)	(62)	(59)	(483)	(658)
	Net tax benefit related to separation from the company’s former parent	—	—	—	106	106	—	—	—	—	—

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(161)	83	42	178	142	40	19	(50)	(469)	(460)
	Add: net income attributable to noncontrolling interests	35	39	35	34	143	35	26	—	—	61

	NET INCOME (LOSS)	$(126)	$122	$77	$212	$285	$75	$45	$(50)	$(469)	$(399)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$(0.33)	$0.17	$0.09	$0.36	$0.29	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
	Diluted	$(0.33)	$0.17	$0.08	$0.36	$0.29	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
	Net operating income (loss) per common share
	Basic	$(0.28)	$0.06	$0.24	$0.23	$0.26	$0.19	$0.18	$0.02	$0.03	$0.44
	Diluted	$(0.28)	$0.06	$0.24	$0.23	$0.26	$0.19	$0.18	$0.02	$0.03	$0.44
	Weighted-average shares outstanding
	Basic	489.6	489.5	489.1	488.8	489.3	488.6	448.9	433.2	433.2	451.1
	Diluted	489.6	493.9	494.2	493.5	492.8	492.2	451.6	433.2	433.2	451.1

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$55,183	$56,356	$53,386	$52,040	$49,752
Equity securities available-for-sale, at fair value	332	223	199	179	159
Commercial mortgage loans	6,718	6,929	7,208	7,336	7,499
Restricted commercial mortgage loans related to securitization entities(1)	507	522	535	552	—
Policy loans	1,471	1,480	1,467	1,408	1,403
Other invested assets	3,854	5,320	4,042	3,972	4,702
Restricted other invested assets related to securitization entities(1)	372	378	374	385	—

Total investments	68,437	71,208	67,211	65,872	63,515
Cash and cash equivalents	3,132	3,598	4,586	3,466	5,002
Accrued investment income	733	760	696	775	691
Deferred acquisition costs	7,256	7,055	7,170	7,252	7,341
Intangible assets	741	647	789	863	934
Goodwill	1,329	1,321	1,313	1,319	1,324
Reinsurance recoverable	17,191	17,223	17,279	17,333	17,332
Other assets	810	958	1,024	934	954
Deferred tax asset	1,100	867	—	18	92
Separate account assets	11,666	11,063	10,284	11,261	11,002

Total assets	$112,395	$114,700	$110,352	$109,093	$108,187

(1)	In the first quarter of 2010, the company began reporting restricted assets related to securitization entities required to be consolidated under a new accounting standard effective January 1, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,717	$30,758	$29,929	$29,686	$29,469
Policyholder account balances	26,978	27,714	28,338	28,107	28,470
Liability for policy and contract claims	6,933	6,448	6,302	6,389	6,567
Unearned premiums	4,541	4,492	4,238	4,571	4,714
Other liabilities	6,085	6,949	6,287	6,185	6,298
Borrowings related to securitization entities(1)	494	502	525	551	—
Non-recourse funding obligations	3,437	3,437	3,437	3,437	3,443
Short-term borrowings	—	730	730	930	930
Long-term borrowings	4,952	4,373	4,331	3,638	3,641
Deferred tax liability	1,621	2,163	904	313	303
Separate account liabilities	11,666	11,063	10,284	11,261	11,002

Total liabilities	97,424	98,629	95,305	95,068	94,837

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,095	12,084	12,078	12,064	12,034

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	21	730	208	(652)	(1,151)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(121)	(143)	(179)	(208)	(247)

Net unrealized investment gains (losses)	(100)	587	29	(860)	(1,398)

Derivatives qualifying as hedges	924	1,354	1,162	777	802
Foreign currency translation and other adjustments	668	543	140	430	432

Total accumulated other comprehensive income (loss)	1,492	2,484	1,331	347	(164)
Retained earnings	2,973	3,133	3,221	3,179	3,105
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,861	15,002	13,931	12,891	12,276
Noncontrolling interests	1,110	1,069	1,116	1,134	1,074

Total stockholders’ equity	14,971	16,071	15,047	14,025	13,350

Total liabilities and stockholders’ equity	$112,395	$114,700	$110,352	$109,093	$108,187

(1)	In the first quarter of 2010, the company began reporting borrowings related to securitization entities required to be consolidated under a new accounting standard effective January 1, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,145	$11,329	$2,639	$9,189	$72,302
Deferred acquisition costs and intangible assets	8,447	787	47	45	9,326
Reinsurance recoverable	16,664	63	463	1	17,191
Deferred tax and other assets	430	243	726	511	1,910
Separate account assets	11,666	—	—	—	11,666

Total assets	$86,352	$12,422	$3,875	$9,746	$112,395

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,717	$—	$—	$—	$30,717
Policyholder account balances	22,197	18	—	4,763	26,978
Liability for policy and contract claims	3,955	695	2,282	1	6,933
Unearned premiums	582	3,854	105	—	4,541
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	3,796	1,377	222	2,311	7,706
Borrowings and capital securities	—	428	—	5,018	5,446
Separate account liabilities	11,666	—	—	—	11,666

Total liabilities	76,450	6,372	2,609	11,993	97,424

Stockholders’equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,725	4,183	1,323	(1,862)	12,369
Allocated accumulated other comprehensive income (loss)	1,177	757	(57)	(385)	1,492

Total Genworth Financial, Inc.’s stockholders' equity	9,902	4,940	1,266	(2,247)	13,861
Noncontrolling interests	—	1,110	—	—	1,110

Total stockholders’ equity	9,902	6,050	1,266	(2,247)	14,971

Total liabilities and stockholders’ equity	$86,352	$12,422	$3,875	$9,746	$112,395

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$51,151	$10,943	$2,749	$10,723	$75,566
Deferred acquisition costs and intangible assets	8,125	805	46	47	9,023
Reinsurance recoverable	16,572	54	597	—	17,223
Deferred tax and other assets	446	386	491	502	1,825
Separate account assets	11,063	—	—	—	11,063

Total assets	$87,357	$12,188	$3,883	$11,272	$114,700

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,758	$—	$—	$—	$30,758
Policyholder account balances	22,572	19	—	5,123	27,714
Liability for policy and contract claims	3,744	723	1,973	8	6,448
Unearned premiums	558	3,829	105	—	4,492
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	4,425	1,392	149	3,146	9,112
Borrowings and capital securities	—	268	—	5,337	5,605
Separate account liabilities	11,063	—	—	—	11,063

Total liabilities	76,657	6,231	2,227	13,514	98,629

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,510	4,182	1,619	(1,793)	12,518
Allocated accumulated other comprehensive income (loss)	2,190	706	37	(449)	2,484

Total Genworth Financial, Inc.’s stockholders' equity	10,700	4,888	1,656	(2,242)	15,002
Noncontrolling interests	—	1,069	—	—	1,069

Total stockholders’ equity	10,700	5,957	1,656	(2,242)	16,071

Total liabilities and stockholders’ equity	$87,357	$12,188	$3,883	$11,272	$114,700

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of September 30, 2010	$6,684	$638	$31	$3	$7,356
Costs deferred	179	43	7	—	229
Amortization, net of interest accretion(1)	(72)	(63)	(4)	—	(139)
Impact of foreign currency translation	—	4	—	—	4

Unamortized balance as of December 31, 2010	6,791	622	34	3	7,450
Effect of accumulated net unrealized investment (gains) losses	(194)	—	—	—	(194)

Balance as of December 31, 2010	$6,597	$622	$34	$3	$7,256

(1)	Amortization, net of interest accretion, includes $(1) million of amortization related to net investment gains (losses) for the policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Three months ended December 31, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$45	$217	$573	$835	$154	$92	$16	$219	$481	$151	$—	$1,467
Net investment income	—	278	131	242	651	48	41	3	37	129	27	56	863
Net investment gains (losses)	—	(20)	(15)	(22)	(57)	1	2	—	(1)	2	17	(1)	(39)
Insurance and investment product fees and other	93	56	124	17	290	—	—	1	4	5	2	3	300

Total revenues	93	359	457	810	1,719	203	135	20	259	617	197	58	2,591

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	139	246	635	1,020	49	33	13	34	129	688	—	1,837
Interest credited	—	109	60	2	171	—	—	—	—	—	—	34	205
Acquisition and operating expenses, net of deferrals	76	39	40	114	269	27	19	9	143	198	36	16	519
Amortization of deferred acquisition costs and intangibles	1	36	38	13	88	12	10	2	45	69	6	3	166
Interest expense	—	—	26	1	27	4	—	—	11	15	—	77	119

Total benefits and expenses	77	323	410	765	1,575	92	62	24	233	411	730	130	2,846

INCOME (LOSS) BEFORE INCOME TAXES	16	36	47	45	144	111	73	(4)	26	206	(533)	(72)	(255)
Provision (benefit) for income taxes	5	6	15	15	41	30	16	(1)	8	53	(191)	(32)	(129)

NET INCOME (LOSS)	11	30	32	30	103	81	57	(3)	18	153	(342)	(40)	(126)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	35	—	—	—	35	—	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	11	30	32	30	103	46	57	(3)	18	118	(342)	(40)	(161)

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	12	10	13	35	—	(2)	—	1	(1)	(10)	2	26
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$11	$42	$42	$43	$138	$46	$55	$(3)	$19	$117	$(352)	$(38)	$(135)

Effective tax rate (operating income (loss))(2)	30.3%	24.7%	32.2%	35.3%	31.0%	24.3%	21.0%	35.5%	31.1%	23.7%	35.9%	44.0%	48.9%

(1)	Includes inter-segment eliminations and non-strategic products.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Three months ended December 31, 2009	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$39	$228	$569	$836	$146	$93	$14	$288	$541	$146	$—	$1,523
Net investment income	—	276	105	216	597	45	36	3	36	120	32	33	782
Net investment gains (losses)	—	(22)	(45)	(38)	(105)	3	—	—	—	3	27	(21)	(96)
Insurance and investment product fees and other	77	53	95	(1)	224	—	1	1	2	4	2	22	252

Total revenues	77	346	383	746	1,552	194	130	18	326	668	207	34	2,461

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	133	206	568	907	57	42	14	76	189	272	—	1,368
Interest credited	—	117	62	2	181	—	—	—	—	—	—	40	221
Acquisition and operating expenses, net of deferrals	64	40	37	100	241	23	16	10	163	212	33	17	503
Amortization of deferred acquisition costs and intangibles	1	28	29	35	93	10	8	3	56	77	6	4	180
Interest expense	—	—	23	1	24	—	—	—	4	4	—	59	87

Total benefits and expenses	65	318	357	706	1,446	90	66	27	299	482	311	120	2,359

INCOME (LOSS) BEFORE INCOME TAXES	12	28	26	40	106	104	64	(9)	27	186	(104)	(86)	102
Provision (benefit) for income taxes	5	8	6	15	34	31	19	(5)	4	49	(48)	(8)	27

NET INCOME (LOSS)	7	20	20	25	72	73	45	(4)	23	137	(56)	(78)	75
Less: net income attributable to noncontrolling interests	—	—	—	—	—	35	—	—	—	35	—	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	7	20	20	25	72	38	45	(4)	23	102	(56)	(78)	40
ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	10	23	24	57	(1)	—	—	—	(1)	(18)	16	54

NET OPERATING INCOME (LOSS)	$7	$30	$43	$49	$129	$37	$45	$(4)	$23	$101	$(74)	$(62)	$94

Effective tax rate (operating income (loss))	40.1%	31.7%	30.3%	38.0%	34.3%	32.5%	28.8%	46.7%	17.3%	27.0%	43.8%	2.8%	32.6%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other (1)
Twelve months ended December 31, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$155	$904	$2,267	$3,326	$600	$337	$57	$939	$1,933	$595	$—	$5,854
Net investment income	—	1,111	478	916	2,505	188	154	13	154	509	116	136	3,266
Net investment gains (losses)	—	(54)	(61)	(21)	(136)	9	3	3	5	20	33	(60)	(143)
Insurance and investment product fees and other	352	215	457	46	1,070	(1)	2	7	14	22	10	10	1,112

Total revenues	352	1,427	1,778	3,208	6,765	796	496	80	1,112	2,484	754	86	10,089

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	563	953	2,400	3,916	200	135	55	196	586	1,491	1	5,994
Interest credited	—	447	243	5	695	—	—	—	—	—	—	146	841
Acquisition and operating expenses, net of deferrals	287	145	155	418	1,005	96	66	43	593	798	131	31	1,965
Amortization of deferred acquisition costs and intangibles	4	140	178	134	456	48	37	5	177	267	19	14	756
Interest expense	—	—	102	2	104	8	—	—	51	59	—	294	457

Total benefits and expenses	291	1,295	1,631	2,959	6,176	352	238	103	1,017	1,710	1,641	486	10,013

INCOME (LOSS) BEFORE INCOME TAXES	61	132	147	249	589	444	258	(23)	95	774	(887)	(400)	76
Provision (benefit) for income taxes	21	32	45	88	186	122	51	(7)	21	187	(328)	(254)	(209)

NET INCOME (LOSS)	40	100	102	161	403	322	207	(16)	74	587	(559)	(146)	285
Less: net income attributable to noncontrolling interests	—	—	—	—	—	143	—	—	—	143	—	—	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	100	102	161	403	179	207	(16)	74	444	(559)	(146)	142

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	27	42	13	82	(3)	(2)	(2)	(3)	(10)	(21)	39	90
Net tax benefit related to separation from the company's former parent	—	—	—	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING INCOME (LOSS)	$40	$127	$144	$174	$485	$176	$205	$(18)	$71	$434	$(580)	$(213)	$126

Effective tax rate (operating income (loss))	34.4%	27.0%	31.9%	35.5%	32.3%	26.6%	19.5%	31.5%	21.7%	22.4%	36.9%	37.2%	-678.8%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other (1)
Twelve months ended December 31, 2009	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$154	$953	$2,206	$3,313	$545	$313	$69	$1,141	$2,068	$636	$2	$6,019
Net investment income	—	1,030	427	799	2,256	171	125	17	157	470	134	173	3,033
Net investment gains (losses)	(1)	(210)	(290)	(276)	(777)	12	2	(1)	(17)	(4)	49	(309)	(1,041)
Insurance and investment product fees and other	279	186	395	15	875	1	2	3	20	26	7	150	1,058

Total revenues	278	1,160	1,485	2,744	5,667	729	442	88	1,301	2,560	826	16	9,069

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	546	846	2,225	3,617	228	157	79	343	807	1,392	2	5,818
Interest credited	—	487	247	3	737	—	—	—	—	—	—	247	984
Acquisition and operating expenses, net of deferrals	229	146	137	369	881	79	54	41	645	819	132	52	1,884
Amortization of deferred acquisition costs and intangibles	4	199	97	161	461	38	26	8	210	282	22	17	782
Interest expense	—	1	95	1	97	1	—	—	50	51	—	245	393

Total benefits and expenses	233	1,379	1,422	2,759	5,793	346	237	128	1,248	1,959	1,546	563	9,861

INCOME (LOSS) BEFORE INCOME TAXES	45	(219)	63	(15)	(126)	383	205	(40)	53	601	(720)	(547)	(792)
Provision (benefit) for income taxes	17	(92)	15	(6)	(66)	110	56	(14)	8	160	(293)	(194)	(393)

NET INCOME (LOSS)	28	(127)	48	(9)	(60)	273	149	(26)	45	441	(427)	(353)	(399)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	61	—	—	—	61	—	—	61

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	28	(127)	48	(9)	(60)	212	149	(26)	45	380	(427)	(353)	(460)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	135	169	180	484	(6)	(1)	1	11	5	(32)	201	658

NET OPERATING INCOME (LOSS)	$28	$8	$217	$171	$424	$206	$148	$(25)	$56	$385	$(459)	$(152)	$198

Effective tax rate (operating income (loss))	38.1%	179.8%	32.8%	34.8%	31.7%	28.2%	27.1%	34.3%	20.4%	26.3%	40.3%	36.4%	-47.6%

(1)	Includes inter-segment eliminations and non-strategic products.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income—Retirement and Protection

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$835	$845	$822	$824	$3,326	$836	$813	$829	$835	$3,313
Net investment income	651	630	630	594	2,505	597	576	564	519	2,256
Net investment gains (losses)	(57)	57	(69)	(67)	(136)	(105)	(102)	4	(574)	(777)
Insurance and investment product fees and other	290	278	260	242	1,070	224	234	210	207	875

Total revenues	1,719	1,810	1,643	1,593	6,765	1,552	1,521	1,607	987	5,667

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,020	990	961	945	3,916	907	902	895	913	3,617
Interest credited	171	174	176	174	695	181	186	184	186	737
Acquisition and operating expenses, net of deferrals	269	254	252	230	1,005	241	226	211	203	881
Amortization of deferred acquisition costs and intangibles	88	159	104	105	456	93	67	138	163	461
Interest expense	27	26	29	22	104	24	23	24	26	97

Total benefits and expenses	1,575	1,603	1,522	1,476	6,176	1,446	1,404	1,452	1,491	5,793

INCOME (LOSS) BEFORE INCOME TAXES	144	207	121	117	589	106	117	155	(504)	(126)
Provision (benefit) for income taxes	41	72	40	33	186	34	32	56	(188)	(66)

NET INCOME (LOSS)	103	135	81	84	403	72	85	99	(316)	(60)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	35	(24)	33	38	82	57	49	24	354	484

NET OPERATING INCOME	$138	$111	$114	$122	$485	$129	$134	$123	$38	$424

Effective tax rate (operating income)	31.0%	34.4%	33.4%	30.7%	32.3%	34.3%	30.5%	35.7%	4.4%	31.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	(1)	1	(1)	(1)
Insurance and investment product fees and other	93	89	89	81	352	77	72	66	64	279

Total revenues	93	89	89	81	352	77	71	67	63	278

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	76	73	72	66	287	64	58	55	52	229
Amortization of deferred acquisition costs and intangibles	1	1	1	1	4	1	1	1	1	4
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	77	74	73	67	291	65	59	56	53	233

INCOME BEFORE INCOME TAXES	16	15	16	14	61	12	12	11	10	45
Provision for income taxes	5	7	6	3	21	5	4	4	4	17

NET INCOME	11	8	10	11	40	7	8	7	6	28

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$11	$8	$10	$11	$40	$7	$8	$7	$6	$28

Effective tax rate (operating income)	30.3%	47.1%	36.0%	23.7%	34.4%	40.1%	36.8%	38.7%	37.0%	38.1%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,334	$1,189	$1,195	$1,265	$4,983	$1,298	$1,134	$1,014	$713	$4,159
Dedicated Sales Specialists	248	165	167	210	790	199	238	99	83	619

Total Sales	$1,582	$1,354	$1,362	$1,475	$5,773	$1,497	$1,372	$1,113	$796	$4,778

ASSETS UNDER MANAGEMENT:
Beginning of period	$21,160	$19,548	$20,037	$18,865	$18,865	$17,992	$15,909	$14,210	$15,447	$15,447
Gross flows	1,582	1,354	1,362	1,475	5,773	1,497	1,372	1,113	796	4,778
Redemptions	(936)	(893)	(926)	(971)	(3,726)	(892)	(904)	(953)	(1,274)	(4,023)

Net flows	646	461	436	504	2,047	605	468	160	(478)	755
Market performance	745	1,151	(925)	668	1,639	268	1,615	1,539	(759)	2,663
Acquisition(1)	2,189	—	—	—	2,189	—	—	—	—	—

End of period	$24,740	$21,160	$19,548	$20,037	$24,740	$18,865	$17,992	$15,909	$14,210	$18,865

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc. and Quantuvis Consulting, Inc.

(1)

On December 31, 2010, we acquired the operating assets of Altegris Capital, LLC (“Altegris”). Altegris provides a platform of alternative investments including hedge funds and managed futures products. Assets under management at acquisition date were $2,189 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$45	$42	$32	$36	$155	$39	$30	$38	$47	$154
Net investment income	278	276	281	276	1,111	276	260	258	236	1,030
Net investment gains (losses)	(20)	75	(66)	(43)	(54)	(22)	(63)	72	(197)	(210)
Insurance and investment product fees and other	56	54	53	52	215	53	47	42	44	186

Total revenues	359	447	300	321	1,427	346	274	410	130	1,160

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	149	139	136	563	133	128	129	156	546
Interest credited	109	111	114	113	447	117	122	124	124	487
Acquisition and operating expenses, net of deferrals	39	35	36	35	145	40	39	35	32	146
Amortization of deferred acquisition costs and intangibles	36	60	25	19	140	28	23	69	79	199
Interest expense	—	—	—	—	—	—	—	1	—	1

Total benefits and expenses	323	355	314	303	1,295	318	312	358	391	1,379

INCOME (LOSS) BEFORE INCOME TAXES	36	92	(14)	18	132	28	(38)	52	(261)	(219)
Provision (benefit) for income taxes	6	29	(7)	4	32	8	(15)	19	(104)	(92)

NET INCOME (LOSS)	30	63	(7)	14	100	20	(23)	33	(157)	(127)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	12	(37)	32	20	27	10	32	(17)	110	135

NET OPERATING INCOME (LOSS)	$42	$26	$25	$34	$127	$30	$9	$16	$(47)	$8

Effective tax rate (operating income (loss))	24.7%	26.1%	26.0%	31.1%	27.0%	31.7%	22.5%	39.4%	48.8%	179.8%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	5	5	4	4	18	4	7	8	12	31
Net investment gains (losses)	(9)	70	(19)	(15)	27	(4)	8	91	(17)	78
Insurance and investment product fees and other	55	52	51	50	208	50	46	39	40	175

Total revenues	51	127	36	39	253	50	61	138	35	284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	10	12	9	37	2	3	4	22	31
Interest credited	2	2	3	2	9	2	3	3	3	11
Acquisition and operating expenses, net of deferrals	21	19	20	18	78	20	20	15	14	69
Amortization of deferred acquisition costs and intangibles	7	32	20	(2)	57	8	7	49	76	140
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	36	63	55	27	181	32	33	71	115	251

INCOME (LOSS) BEFORE INCOME TAXES	15	64	(19)	12	72	18	28	67	(80)	33
Provision (benefit) for income taxes	(2)	20	(9)	1	10	2	13	25	(41)	(1)

NET INCOME (LOSS)	17	44	(10)	11	62	16	15	42	(39)	34

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	4	(34)	10	6	(14)	2	(4)	(27)	12	(17)

NET OPERATING INCOME (LOSS)	$21	$10	$—	$17	$48	$18	$11	$15	$(27)	$17

Effective tax rate (operating income (loss))	4.3%	10.9%	90.0%	22.4%	5.1%	14.7%	50.3%	40.7%	55.9%	-140.4%

SALES:
Sales by Product:
Income Distribution Series(1)	$211	$126	$139	$170	$646	$168	$187	$131	$121	$607
Traditional Variable Annuities(2)	43	25	30	35	133	36	30	23	22	111

Total Sales	$254	$151	$169	$205	$779	$204	$217	$154	$143	$718

Sales by Distribution Channel:
Financial Intermediaries	$240	$141	$158	$195	$734	$191	$200	$136	$124	$651
Independent Producers	4	3	5	5	17	7	7	8	6	28
Dedicated Sales Specialists	10	7	6	5	28	6	10	10	13	39

Total Sales	$254	$151	$169	$205	$779	$204	$217	$154	$143	$718

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder's premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$6,334	$5,964	$6,135	$5,943	$5,943	$5,802	$5,286	$5,093	$5,234	$5,234
Deposits	214	131	141	173	659	172	190	133	125	620
Surrenders, benefits and product charges	(157)	(131)	(150)	(127)	(565)	(125)	(109)	(109)	(106)	(449)

Net flows	57	—	(9)	46	94	47	81	24	19	171
Interest credited and investment performance	199	370	(162)	146	553	94	435	169	(160)	538

Account value, net of reinsurance, end of period	6,590	6,334	5,964	6,135	6,590	5,943	5,802	5,286	5,093	5,943

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,993	1,879	2,048	2,016	2,016	1,973	1,796	1,642	1,756	1,756
Deposits	36	20	25	27	108	30	25	16	19	90
Surrenders, benefits and product charges	(72)	(68)	(70)	(65)	(275)	(58)	(48)	(60)	(63)	(229)

Net flows	(36)	(48)	(45)	(38)	(167)	(28)	(23)	(44)	(44)	(139)
Interest credited and investment performance	121	162	(124)	70	229	71	200	198	(70)	399

Account value, net of reinsurance, end of period	2,078	1,993	1,879	2,048	2,078	2,016	1,973	1,796	1,642	2,016

Variable Life Insurance
Account value, beginning of the period	297	279	303	298	298	292	271	248	266	266
Deposits	3	3	3	3	12	3	3	3	4	13
Surrenders, benefits and product charges	(9)	(10)	(8)	(10)	(37)	(8)	(12)	(9)	(11)	(40)

Net flows	(6)	(7)	(5)	(7)	(25)	(5)	(9)	(6)	(7)	(27)
Interest credited and investment performance	22	25	(19)	12	40	11	30	29	(11)	59

Account value, end of period	313	297	279	303	313	298	292	271	248	298

Total Retirement Income—Fee-Based	$8,981	$8,624	$8,122	$8,486	$8,981	$8,257	$8,067	$7,353	$6,983	$8,257

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$45	$42	$32	$36	$155	$39	$30	$38	$47	$154
Net investment income	273	271	277	272	1,093	272	253	250	224	999
Net investment gains (losses)	(11)	5	(47)	(28)	(81)	(18)	(71)	(19)	(180)	(288)
Insurance and investment product fees and other	1	2	2	2	7	3	1	3	4	11

Total revenues	308	320	264	282	1,174	296	213	272	95	876

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	133	139	127	127	526	131	125	125	134	515
Interest credited	107	109	111	111	438	115	119	121	121	476
Acquisition and operating expenses, net of deferrals	18	16	16	17	67	20	19	20	18	77
Amortization of deferred acquisition costs and intangibles	29	28	5	21	83	20	16	20	3	59
Interest expense	—	—	—	—	—	—	—	1	—	1

Total benefits and expenses	287	292	259	276	1,114	286	279	287	276	1,128

INCOME (LOSS) BEFORE INCOME TAXES	21	28	5	6	60	10	(66)	(15)	(181)	(252)
Provision (benefit) for income taxes	8	9	2	3	22	6	(28)	(6)	(63)	(91)

NET INCOME (LOSS)	13	19	3	3	38	4	(38)	(9)	(118)	(161)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	8	(3)	22	14	41	8	36	10	98	152

NET OPERATING INCOME (LOSS)	$21	$16	$25	$17	$79	$12	$(2)	$1	$(20)	$(9)

Effective tax rate (operating income (loss))	37.8%	33.4%	34.6%	38.3%	36.0%	47.2%	83.0%	13.3%	34.7%	49.2%

SALES:
Sales by Product:
Structured Settlements	$—	$—	$—	$—	$—	$—	$1	$5	$4	$10
Single Premium Immediate Annuities	79	82	72	68	301	75	62	70	74	281
Fixed Annuities	106	134	90	39	369	29	64	221	229	543

Total Sales	$185	$216	$162	$107	$670	$104	$127	$296	$307	$834

Sales by Distribution Channel:
Financial Intermediaries	$114	$103	$78	$60	$355	$54	$70	$165	$162	$451
Independent Producers	66	106	78	44	294	47	52	121	127	347
Dedicated Sales Specialists	5	7	6	3	21	3	5	10	18	36

Total Sales	$185	$216	$162	$107	$670	$104	$127	$296	$307	$834

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$45	$42	$32	$36	$155	$39	$30	$36	$44	$149
Structured Settlements	—	—	—	—	—	—	—	2	3	5

Total Premiums	$45	$42	$32	$36	$155	$39	$30	$38	$47	$154

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$10,972	$11,117	$11,234	$11,409	$11,409	$11,588	$11,770	$11,833	$11,996	$11,996
Deposits	108	136	92	41	377	31	69	229	242	571
Surrenders, benefits and product charges	(353)	(376)	(304)	(312)	(1,345)	(310)	(353)	(394)	(508)	(1,565)

Net flows	(245)	(240)	(212)	(271)	(968)	(279)	(284)	(165)	(266)	(994)
Interest credited	92	95	95	96	378	100	102	102	103	407

Account value, net of reinsurance, end of period	10,819	10,972	11,117	11,234	10,819	11,409	11,588	11,770	11,833	11,409

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,783	6,529	6,593	6,675	6,675	6,753	6,827	6,925	6,957	6,957
Premiums and deposits	102	116	100	95	413	97	91	101	111	400
Surrenders, benefits and product charges	(261)	(251)	(251)	(265)	(1,028)	(264)	(255)	(289)	(236)	(1,044)

Net flows	(159)	(135)	(151)	(170)	(615)	(167)	(164)	(188)	(125)	(644)
Interest credited	84	85	87	88	344	89	90	90	93	362
Effect of accumulated net unrealized investment gains (losses)	(180)	304	—	—	124	—	—	—	—	—

Account value, net of reinsurance, end of period	6,528	6,783	6,529	6,593	6,528	6,675	6,753	6,827	6,925	6,675

Structured Settlements
Account value, net of reinsurance, beginning of period	1,114	1,115	1,115	1,115	1,115	1,116	1,117	1,101	1,106	1,106
Premiums and deposits	—	—	—	—	—	—	—	6	4	10
Surrenders, benefits and product charges	(16)	(16)	(15)	(14)	(61)	(16)	(15)	(5)	(23)	(59)

Net flows	(16)	(16)	(15)	(14)	(61)	(16)	(15)	1	(19)	(49)
Interest credited	15	15	15	14	59	15	14	15	14	58

Account value, net of reinsurance, end of period	1,113	1,114	1,115	1,115	1,113	1,115	1,116	1,117	1,101	1,115

Total Retirement Income—Spread-Based	$18,460	$18,869	$18,761	$18,942	$18,460	$19,199	$19,457	$19,714	$19,859	$19,199

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$217	$226	$232	$229	$904	$228	$241	$241	$243	$953
Net investment income	131	122	119	106	478	105	111	108	103	427
Net investment gains (losses)	(15)	(13)	(7)	(26)	(61)	(45)	(43)	(42)	(160)	(290)
Insurance and investment product fees and other	124	120	109	104	457	95	111	96	93	395

Total revenues	457	455	453	413	1,778	383	420	403	279	1,485

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	246	239	240	228	953	206	211	207	222	846
Interest credited	60	62	61	60	243	62	64	59	62	247
Acquisition and operating expenses, net of deferrals	40	39	39	37	155	37	36	31	33	137
Amortization of deferred acquisition costs and intangibles	38	52	43	45	178	29	4	28	36	97
Interest expense	26	26	28	22	102	23	23	23	26	95

Total benefits and expenses	410	418	411	392	1,631	357	338	348	379	1,422

INCOME (LOSS) BEFORE INCOME TAXES	47	37	42	21	147	26	82	55	(100)	63
Provision (benefit) for income taxes	15	13	14	3	45	6	24	20	(35)	15

NET INCOME (LOSS)	32	24	28	18	102	20	58	35	(65)	48

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	10	9	4	19	42	23	20	23	103	169

NET OPERATING INCOME	$42	$33	$32	$37	$144	$43	$78	$58	$38	$217

Effective tax rate (operating income)	32.2%	34.9%	34.6%	25.9%	31.9%	30.3%	30.7%	35.4%	35.4%	32.8%

SALES:
Sales by Product:
Term Life	$—	$1	$4	$14	$19	$22	$19	$18	$19	$78
Term Universal Life	31	31	24	10	96	—	—	—	—	—
Universal Life:
Annualized First-Year Deposits	10	10	9	8	37	8	8	8	9	33
Excess Deposits	33	26	27	20	106	25	23	23	28	99

Total Universal Life	43	36	36	28	143	33	31	31	37	132

Total Sales	$74	$68	$64	$52	$258	$55	$50	$49	$56	$210

Sales by Distribution Channel:
Financial Intermediaries	$—	$1	$1	$—	$2	$—	$—	$1	$1	$2
Independent Producers	74	66	63	52	255	55	50	48	55	208
Dedicated Sales Specialist	—	1	—	—	1	—	—	—	—	—

Total Sales	$74	$68	$64	$52	$258	$55	$50	$49	$56	$210

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Life Insurance In-force

(amounts in millions)

	2010				2009
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term life insurance
Life insurance in-force, net of reinsurance	$457,079	$465,275	$468,098	$472,696	$473,367	$474,721	$477,759	$489,723
Life insurance in-force before reinsurance	$595,259	$603,606	$612,284	$620,108	$622,800	$621,808	$623,139	$625,503

Term universal life insurance
Life insurance in-force, net of reinsurance	$45,256	$31,761	$17,754	$5,453	$—	$—	$—	$—
Life insurance in-force before reinsurance	$45,562	$31,935	$17,820	$5,456	$—	$—	$—	$—

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,867	$43,797	$43,743	$43,712	$43,915	$43,875	$43,800	$43,901
Life insurance in-force before reinsurance	$50,602	$50,632	$50,617	$50,655	$50,919	$50,952	$50,994	$51,201

Total life insurance
Life insurance in-force, net of reinsurance	$546,202	$540,833	$529,595	$521,861	$517,282	$518,596	$521,559	$533,624
Life insurance in-force before reinsurance	$691,423	$686,173	$680,721	$676,219	$673,719	$672,760	$674,133	$676,704

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$573	$577	$558	$559	$2,267	$569	$542	$550	$545	$2,206
Net investment income	242	232	230	212	916	216	205	198	180	799
Net investment gains (losses)	(22)	(5)	4	2	(21)	(38)	5	(27)	(216)	(276)
Insurance and investment product fees and other	17	15	9	5	46	(1)	4	6	6	15

Total revenues	810	819	801	778	3,208	746	756	727	515	2,744

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	635	602	582	581	2,400	568	563	559	535	2,225
Interest credited	2	1	1	1	5	2	—	1	—	3
Acquisition and operating expenses, net of deferrals	114	107	105	92	418	100	93	90	86	369
Amortization of deferred acquisition costs and intangibles	13	46	35	40	134	35	39	40	47	161
Interest expense	1	—	1	—	2	1	—	—	—	1

Total benefits and expenses	765	756	724	714	2,959	706	695	690	668	2,759

INCOME (LOSS) BEFORE INCOME TAXES	45	63	77	64	249	40	61	37	(153)	(15)
Provision (benefit) for income taxes	15	23	27	23	88	15	19	13	(53)	(6)

NET INCOME (LOSS)	30	40	50	41	161	25	42	24	(100)	(9)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	13	4	(3)	(1)	13	24	(3)	18	141	180

NET OPERATING INCOME	$43	$44	$47	$40	$174	$49	$39	$42	$41	$171

Effective tax rate (operating income)	35.3%	35.5%	35.4%	35.9%	35.5%	38.0%	30.3%	34.2%	35.4%	34.8%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$4	$5	$3	$4	$16	$3	$3	$2	$2	$10
Independent Producers	23	21	18	16	78	15	12	11	11	49
Dedicated Sales Specialist	12	12	13	11	48	12	13	12	11	48

Total Individual Long-Term Care	39	38	34	31	142	30	28	25	24	107
Group Long-Term Care	3	3	3	8	17	2	5	1	1	9
Medicare Supplement and Other A&H	23	12	11	17	63	21	12	13	17	63
Linked-Benefits	18	16	12	11	57	10	8	5	5	28

Total Sales	$83	$69	$60	$67	$279	$63	$53	$44	$47	$207

LOSS RATIOS:
Total Long-Term Care
Net Earned Premiums	$492	$494	$480	$479	$1,945	$488	$469	$478	$475	$1,910
Loss Ratio(1)	72.8%	66.6%	64.6%	64.6%	67.2%	63.6%	64.6%	67.5%	63.6%	64.8%
Gross Benefits Ratio(2)	118.3%	110.8%	108.9%	107.8%	111.5%	105.6%	108.2%	105.0%	100.0%	104.7%
Medicare Supplement and A&H(3)
Net Earned Premiums	$81	$82	$79	$80	$322	$76	$74	$73	$73	$296
Loss Ratio(1)	65.1%	65.9%	76.7%	79.7%	71.8%	70.6%	73.0%	78.8%	82.6%	76.2%

(1)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.
(3)	Net earned premiums and loss ratios for Medicare Supplement and A&H do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income—International

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$481	$453	$495	$504	$1,933	$541	$523	$508	$496	$2,068
Net investment income	129	121	127	132	509	120	124	122	104	470
Net investment gains (losses)	2	8	1	9	20	3	4	4	(15)	(4)
Insurance and investment product fees and other	5	12	(1)	6	22	4	12	5	5	26

Total revenues	617	594	622	651	2,484	668	663	639	590	2,560

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	129	120	163	174	586	189	200	226	192	807
Acquisition and operating expenses, net of deferrals	198	192	205	203	798	212	215	197	195	819
Amortization of deferred acquisition costs and intangibles	69	59	67	72	267	77	65	66	74	282
Interest expense	15	11	10	23	59	4	15	24	8	51

Total benefits and expenses	411	382	445	472	1,710	482	495	513	469	1,959

INCOME BEFORE INCOME TAXES	206	212	177	179	774	186	168	126	121	601
Provision for income taxes	53	49	35	50	187	49	45	36	30	160

NET INCOME	153	163	142	129	587	137	123	90	91	441
Less: net income attributable to noncontrolling interests	35	39	35	34	143	35	26	—	—	61

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	118	124	107	95	444	102	97	90	91	380

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(3)	(2)	(4)	(10)	(1)	(1)	(3)	10	5

NET OPERATING INCOME(1)	$117	$121	$105	$91	$434	$101	$96	$87	$101	$385

Effective tax rate (operating income)	23.7%	22.5%	16.5%	26.6%	22.4%	27.0%	23.3%	28.7%	26.2%	26.3%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $115 million and $399 million for the three and twelve months ended December 31, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$154	$148	$151	$147	$600	$146	$141	$131	$127	$545
Net investment income	48	48	47	45	188	45	43	42	41	171
Net investment gains (losses)	1	4	(1)	5	9	3	7	5	(3)	12
Insurance and investment product fees and other	—	—	(1)	—	(1)	—	1	—	—	1

Total revenues	203	200	196	197	796	194	192	178	165	729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	46	49	56	200	57	58	63	50	228
Acquisition and operating expenses, net of deferrals	27	24	23	22	96	23	22	17	17	79
Amortization of deferred acquisition costs and intangibles	12	11	13	12	48	10	10	9	9	38
Interest expense	4	4	—	—	8	—	—	—	1	1

Total benefits and expenses	92	85	85	90	352	90	90	89	77	346

INCOME BEFORE INCOME TAXES	111	115	111	107	444	104	102	89	88	383
Provision for income taxes	30	31	31	30	122	31	28	26	25	110

NET INCOME	81	84	80	77	322	73	74	63	63	273
Less: net income attributable to noncontrolling interests	35	39	35	34	143	35	26	—	—	61

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S
COMMON STOCKHOLDERS	46	45	45	43	179	38	48	63	63	212

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	(2)	(3)	(1)	(3)	(5)	3	(6)

NET OPERATING INCOME(1)	$46	$44	$45	$41	$176	$37	$45	$58	$66	$206

Effective tax rate (operating income)	24.3%	29.0%	26.5%	26.7%	26.6%	32.5%	21.6%	29.2%	28.7%	28.2%

SALES:
New Insurance Written (NIW)
Flow	$5,600	$6,700	$6,700	$4,000	$23,000	$4,700	$4,400	$3,600	$2,400	$15,100
Bulk	900	600	300	1,800	3,600	300	200	—	400	900

Total Canada NIW(2)	$6,500	$7,300	$7,000	$5,800	$26,600	$5,000	$4,600	$3,600	$2,800	$16,000

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $44 million and $159 million for the three and twelve months ended December 31, 2010, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $6,300 million and $24,200 million for the three and twelve months ended December 31, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$92	$75	$86	$84	$337	$93	$77	$77	$66	$313
Net investment income	41	38	38	37	154	36	34	29	26	125
Net investment gains (losses)	2	1	—	—	3	—	(1)	—	3	2
Insurance and investment product fees and other	—	1	—	1	2	1	1	—	—	2

Total revenues	135	115	124	122	496	130	111	106	95	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	33	29	37	36	135	42	35	41	39	157
Acquisition and operating expenses, net of deferrals	19	17	14	16	66	16	14	12	12	54
Amortization of deferred acquisition costs and intangibles	10	9	9	9	37	8	6	7	5	26
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	62	55	60	61	238	66	55	60	56	237

INCOME BEFORE INCOME TAXES	73	60	64	61	258	64	56	46	39	205
Provision for income taxes	16	12	5	18	51	19	15	14	8	56

NET INCOME	57	48	59	43	207	45	41	32	31	149
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	57	48	59	43	207	45	41	32	31	149

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	—	—	(2)	—	1	—	(2)	(1)

NET OPERATING INCOME(1)	$55	$48	$59	$43	$205	$45	$42	$32	$29	$148

Effective tax rate (operating income)	21.0%	20.1%	8.2%	29.4%	19.5%	28.8%	27.3%	31.0%	19.0%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$5,900	$6,100	$6,000	$6,700	$24,700	$8,700	$8,900	$8,700	$6,600	$32,900
Bulk	1,500	900	1,200	700	4,300	—	—	—	—	—

Total Australia NIW(2)	$7,400	$7,000	$7,200	$7,400	$29,000	$8,700	$8,900	$8,700	$6,600	$32,900

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $52 million and $179 million for the three and twelve months ended December 31, 2010, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,900 million and $25,100 million for the three and twelve months ended December 31, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$16	$12	$14	$15	$57	$14	$18	$16	$21	$69
Net investment income	3	3	4	3	13	3	5	4	5	17
Net investment gains (losses)	—	1	—	2	3	—	1	—	(2)	(1)
Insurance and investment product fees and other	1	5	—	1	7	1	—	1	1	3

Total revenues	20	21	18	21	80	18	24	21	25	88

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	8	20	14	55	14	24	21	20	79
Acquisition and operating expenses, net of deferrals	9	12	11	11	43	10	10	8	13	41
Amortization of deferred acquisition costs and intangibles	2	—	2	1	5	3	2	1	2	8
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	24	20	33	26	103	27	36	30	35	128

INCOME (LOSS) BEFORE INCOME TAXES	(4)	1	(15)	(5)	(23)	(9)	(12)	(9)	(10)	(40)
Benefit for income taxes	(1)	—	(5)	(1)	(7)	(5)	(4)	(1)	(4)	(14)

NET INCOME (LOSS)	(3)	1	(10)	(4)	(16)	(4)	(8)	(8)	(6)	(26)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(3)	1	(10)	(4)	(16)	(4)	(8)	(8)	(6)	(26)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	(1)	(1)	(2)	—	(1)	1	1	1

NET OPERATING INCOME (LOSS)(1)	$(3)	$1	$(11)	$(5)	$(18)	$(4)	$(9)	$(7)	$(5)	$(25)

Effective tax rate (operating income (loss))	35.5%	15.8%	31.0%	28.8%	31.5%	46.7%	38.6%	7.7%	39.8%	34.3%

SALES:
New Insurance Written (NIW)
Flow	$600	$700	$700	$700	$2,700	$900	$900	$600	$900	$3,300
Bulk	1,600	—	—	—	1,600	—	—	100	—	100

Total Other International NIW(2)	$2,200	$700	$700	$700	$4,300	$900	$900	$700	$900	$3,400

(1)

Net operating income (loss) for the Other International platform adjusted for foreign exchange as compared to the prior year period was $(3) million and $(18) million for the three and twelve months ended December 31, 2010, respectively.

(2)

New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $2,300 million and $4,400 million for the three and twelve months ended December 31, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$131	$160	$153	$90	$534	$104	$94	$70	$52	$320
Australia	65	63	65	64	257	99	101	110	82	392
Other International(1)	9	10	—	9	28	(28)	9	1	4	(14)

Total International Net Premiums Written	$205	$233	$218	$163	$819	$175	$204	$181	$138	$698

Loss Ratio(2)
Canada	32%	31%	32%	38%	33%	39%	41%	48%	39%	42%
Australia	37%	38%	42%	44%	40%	45%	45%	54%	59%	50%
Other International	81%	69%	136%	93%	96%	107%	131%	129%	95%	115%
Total International Loss Ratio	37%	35%	42%	43%	39%	45%	50%	56%	51%	50%

GAAP Basis Expense Ratio(3)
Canada	25%	24%	24%	23%	24%	23%	22%	21%	20%	21%
Australia	32%	33%	28%	30%	31%	26%	25%	25%	26%	26%
Other International(1)	74%	97%	86%	82%	84%	94%	67%	52%	74%	71%
Total International GAAP Basis Expense Ratio	31%	31%	29%	29%	30%	28%	26%	24%	27%	26%

Adjusted Expense Ratio(4)
Canada	29%	23%	23%	38%	27%	32%	33%	38%	50%	36%
Australia	45%	39%	37%	39%	40%	24%	20%	17%	21%	20%
Other International(1)	118%	124%	NM (6)	129%	170%	-45%	127%	NM (6)	364%	-341%
Total International Adjusted Expense Ratio	38%	31%	33%	44%	36%	40%	31%	30%	42%	35%

Primary Insurance In-force
Canada	$246,300	$234,400	$220,400	$225,400		$213,500	$204,900	$186,600	$169,700
Australia	283,500	267,100	233,100	254,400		248,000	241,400	218,500	185,800
Other International(1)	34,300	33,900	30,600	35,700		37,200	48,800	47,700	45,100

Total International Primary Insurance In-force	$564,100	$535,400	$484,100	$515,500		$498,700	$495,100	$452,800	$400,600

Primary Risk In-force(5)
Canada
Flow	$69,300	$65,500	$61,300	$62,400		$59,400	$56,800	$51,400	$46,700
Bulk	16,900	16,500	15,800	16,500		15,300	14,900	13,900	12,700

Total Canada	86,200	82,000	77,100	78,900		74,700	71,700	65,300	59,400

Australia
Flow	88,900	83,500	73,000	79,400		77,300	75,000	67,700	57,300
Bulk	10,400	10,000	8,600	9,600		9,500	9,500	8,800	7,700

Total Australia	99,300	93,500	81,600	89,000		86,800	84,500	76,500	65,000

Other International
Flow(1)	4,500	4,500	4,000	4,700		4,900	5,800	5,600	5,300
Bulk	400	200	300	300		300	600	600	600

Total Other International	4,900	4,700	4,300	5,000		5,200	6,400	6,200	5,900

Total International Primary Risk In-force	$190,400	$180,200	$163,000	$172,900		$166,700	$162,600	$148,000	$130,300

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 60%-65%. However, in the second half of 2009, re-pricing efforts in Europe resulted in new business pricing loss ratios of 40%-45% in most countries.

(3)

The ratio of an insurer's general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (“DAC”) and intangibles.

(4)

The ratio of an insurer's general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(6)	“NM” is defined as not meaningful for increases or decreases greater than 500%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Insured loans in-force	1,287,153	1,272,984	1,250,734	1,232,052	1,213,080
Insured delinquent loans	3,401	3,139	3,231	3,460	3,381
Insured delinquency rate	0.26%	0.25%	0.26%	0.28%	0.28%
Flow loans in-force	1,000,254	983,809	962,793	942,850	931,882
Flow delinquent loans	3,117	2,897	3,009	3,218	3,149
Flow delinquency rate	0.31%	0.29%	0.31%	0.34%	0.34%
Bulk loans in-force	286,899	289,175	287,941	289,202	281,198
Bulk delinquent loans	284	242	222	242	232
Bulk delinquency rate	0.10%	0.08%	0.08%	0.08%	0.08%

Loss Metrics	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Beginning Reserves	$202	$208	$222	$219	$213
Paid claims	(56)	(58)	(53)	(59)	(57)
Increase in reserves	50	46	49	56	59
Impact of changes in foreign exchange rates	6	6	(10)	6	4

Ending Reserves	$202	$202	$208	$222	$219

	December 31, 2010		September 30, 2010		December 31, 2009
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	46%	0.18%	47%	0.17%	48%	0.23%
British Columbia	16	0.30%	16	0.27%	16	0.25%
Alberta	16	0.62%	15	0.58%	15	0.54%
Quebec	15	0.23%	15	0.21%	14	0.29%
Nova Scotia	2	0.23%	2	0.25%	2	0.28%
Saskatchewan	2	0.16%	2	0.13%	2	0.15%
Manitoba	1	0.09%	1	0.09%	1	0.12%
New Brunswick	1	0.30%	1	0.32%	1	0.29%
All Other	1	0.13%	1	0.14%	1	0.10%

Total	100%	0.26%	100%	0.25%	100%	0.28%

By Policy Year
2002 and Prior	14%	0.03%	14%	0.02%	16%	0.03%
2003	6	0.06%	6	0.06%	6	0.08%
2004	8	0.10%	8	0.09%	9	0.12%
2005	8	0.16%	9	0.16%	9	0.20%
2006	10	0.35%	11	0.36%	12	0.42%
2007	21	0.55%	22	0.51%	24	0.58%
2008	13	0.65%	13	0.59%	15	0.50%
2009	8	0.27%	8	0.18%	9	0.05%
2010	12	0.04%	9	0.02%	—	—%

Total	100%	0.26%	100%	0.25%	100%	0.28%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$56	$60	$53	$61	$230	$58	$56	$45	$27	$186
Bulk	—	1	1	1	3	2	1	—	1	4

Total Paid Claims	$56	$61	$54	$62	$233	$60	$57	$45	$28	$190

Average Paid Claim (in thousands)	$78.6	$71.6	$62.6	$69.8		$71.0	$69.8	$66.9	$64.2

Average Reserve Per Delinquency (in thousands)	$58.9	$66.1	$68.5	$65.2		$67.8	$68.2	$62.8	$58.1

Loss Metrics

Beginning Reserves	$207	$221	$226	$229		$229	$223	$196	$161
Paid claims	(56)	(61)	(54)	(62)		(60)	(57)	(45)	(28)
Increase in reserves	49	47	49	59		60	63	72	63

Ending Reserves	$200	$207	$221	$226		$229	$229	$223	$196

Loan Amount

Over $550K	4%	4%	4%	3%		3%	3%	3%	3%
$400K to $550K	8	7	7	7		7	7	7	6
$250K to $400K	28	29	28	28		28	27	27	27
$100K to $250K	53	53	54	55		55	56	55	56
$100K or Less	7	7	7	7		7	7	8	8

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$190	$189	$187	$186		$185	$183	$182	$182

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Insured loans in-force	1,468,773	1,467,660	1,477,778	1,483,844	1,475,157
Insured delinquent loans	7,062	7,112	7,127	7,274	6,834
Insured delinquency rate	0.48%	0.48%	0.48%	0.49%	0.46%
Flow loans in-force	1,304,337	1,301,004	1,314,892	1,319,402	1,306,302
Flow delinquent loans	6,872	6,979	6,975	7,149	6,724
Flow delinquency rate	0.53%	0.54%	0.53%	0.54%	0.51%
Bulk loans in-force	164,436	166,656	162,886	164,442	168,855
Bulk delinquent loans	190	133	152	125	110
Bulk delinquency rate	0.12%	0.08%	0.09%	0.08%	0.07%

Loss Metrics	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Beginning Reserves	$188	$164	$195	$202	$186
Paid claims	(27)	(27)	(53)	(46)	(28)
Increase in reserves	33	29	36	36	41
Impact of changes in foreign exchange rates	12	22	(14)	3	3

Ending Reserves	$206	$188	$164	$195	$202

	December 31, 2010		September 30, 2010		December 31, 2009
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	31%	0.55%	32%	0.57%	32%	0.60%
Victoria	23	0.36%	23	0.37%	23	0.37%
Queensland	23	0.56%	22	0.55%	22	0.38%
Western Australia	10	0.43%	10	0.42%	10	0.37%
South Australia	6	0.43%	6	0.43%	5	0.29%
New Zealand	2	1.11%	2	1.12%	3	1.57%
Australian Capital Territory	2	0.09%	2	0.09%	2	0.08%
Tasmania	2	0.30%	2	0.29%	2	0.21%
Northern Territory	1	0.19%	1	0.14%	1	0.09%

Total	100%	0.48%	100%	0.48%	100%	0.46%

By Policy Year
2002 and Prior	15%	0.06%	15%	0.06%	17%	0.04%
2003	5	0.23%	5	0.26%	6	0.25%
2004	7	0.36%	7	0.37%	8	0.38%
2005	9	0.50%	10	0.50%	11	0.58%
2006	13	0.69%	13	0.70%	14	0.81%
2007	14	1.05%	14	1.03%	15	1.06%
2008	13	1.13%	13	1.12%	14	0.83%
2009	14	0.46%	15	0.41%	15	0.10%
2010	10	0.05%	8	0.03%	—	—%

Total	100%	0.48%	100%	0.48%	100%	0.46%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$28	$31	$60	$51	$170	$31	$45	$62	$33	$171
Bulk	—	1	—	—	1	—	1	—	1	2

Total Paid Claims	$28	$32	$60	$51	$171	$31	$46	$62	$34	$173

Average Paid Claim (in thousands)	$68.1	$61.5	$74.2	$66.8		$68.1	$61.4	$62.6	$55.4

Average Reserve Per Delinquency (in thousands)	$28.4	$27.3	$27.2	$29.1		$32.8	$32.1	$30.0	$31.6

Loss Metrics
Beginning Reserves	$195	$194	$212	$225		$211	$213	$221	$197
Paid claims	(28)	(32)	(60)	(51)		(31)	(46)	(62)	(34)
Increase in reserves	34	33	42	38		45	44	54	58

Ending Reserves	$201	$195	$194	$212		$225	$211	$213	$221

Loan Amount
Over $550K	11%	10%	10%	10%		10%	10%	10%	10%
$400K to $550K	14	14	14	14		13	13	13	13
$250K to $400K	35	35	35	34		35	34	34	33
$100K to $250K	33	34	34	34		34	35	35	36
$100K or Less	7	7	7	8		8	8	8	8

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$188	$188	$187	$187		$187	$187	$186	$186

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

Risk In-force by Loan-To-Value Ratio(1)	December 31, 2010			September 30, 2010
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$29,851	$29,851	$—	$28,287	$28,287	$—
90.01% to 95.00%	22,899	22,896	3	21,590	21,587	3
80.01% to 90.00%	15,247	13,839	1,408	14,435	13,135	1,299
80.00% and below	18,205	2,665	15,540	17,713	2,515	15,198

Total Canada	$86,201	$69,251	$16,950	$82,026	$65,525	$16,501

Australia
95.01% and above	$15,910	$15,910	$1	$14,982	$14,982	$1
90.01% to 95.00%	20,027	20,016	11	18,617	18,606	11
80.01% to 90.00%	25,151	25,026	125	23,415	23,295	120
80.00% and below	38,138	27,854	10,283	36,480	26,617	9,863

Total Australia	$99,227	$88,806	$10,420	$93,494	$83,499	$9,995

Other International
95.01% and above	$913	$913	$—	$935	$935	$—
90.01% to 95.00%	2,152	2,074	78	2,128	2,086	42
80.01% to 90.00%	1,513	1,161	352	1,421	1,225	196
80.00% and below	358	312	46	239	223	16

Total Other International	$4,936	$4,461	$476	$4,722	$4,468	$255

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$219	$218	$244	$258	$939	$288	$287	$284	$282	$1,141
Net investment income	37	32	38	47	154	36	42	47	32	157
Net investment gains (losses)	(1)	2	2	2	5	—	(3)	(1)	(13)	(17)
Insurance and investment product fees and other	4	6	—	4	14	2	10	4	4	20

Total revenues	259	258	284	311	1,112	326	336	334	305	1,301

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	37	57	68	196	76	83	101	83	343
Acquisition and operating expenses, net of deferrals	143	139	157	154	593	163	169	160	153	645
Amortization of deferred acquisition costs and intangibles	45	39	43	50	177	56	47	49	58	210
Interest expense	11	7	10	23	51	4	15	24	7	50

Total benefits and expenses	233	222	267	295	1,017	299	314	334	301	1,248

INCOME BEFORE INCOME TAXES	26	36	17	16	95	27	22	—	4	53
Provision (benefit) for income taxes	8	6	4	3	21	4	6	(3)	1	8

NET INCOME	18	30	13	13	74	23	16	3	3	45
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	18	30	13	13	74	23	16	3	3	45

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	1	(2)	(1)	(1)	(3)	—	2	1	8	11

NET OPERATING INCOME(1)	$19	$28	$12	$12	$71	$23	$18	$4	$11	$56

Effective tax rate (operating income)	31.1%	14.8%	24.8%	14.9%	21.7%	17.3%	26.2%	-341.2%	34.6%	20.4%
SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$230	$232	$220	$263	$945	$283	$289	$272	$267	$1,111
Premium equivalents for administrative services only business	6	5	4	4	19	1	4	6	8	19
Reinsurance premiums assumed accounted for under the deposit method	191	201	200	170	762	180	181	178	132	671

Total Lifestyle Protection Insurance(2)	427	438	424	437	1,726	464	474	456	407	1,801
Mexico Operations	—	—	—	—	—	—	18	16	16	50

Total Sales	$427	$438	$424	$437	$1,726	$464	$492	$472	$423	$1,851

SALES BY REGION(3):
Lifestyle Protection Insurance
Established European Regions
Western Region	$132	$128	$126	$166	$552	$155	$165	$158	$147	$625
Southern Region	116	122	109	100	447	132	137	138	111	518
Nordic region	82	86	86	82	336	90	85	78	69	322
Structured Deals(4)	87	85	93	78	343	77	74	69	66	286
Other Countries	10	17	10	11	48	10	13	13	14	50

Total Lifestyle Protection Insurance	427	438	424	437	1,726	464	474	456	407	1,801
Mexico Operations	—	—	—	—	—	—	18	16	16	50

Total Sales	$427	$438	$424	$437	$1,726	$464	$492	$472	$423	$1,851

Loss Ratio(5)	16%	17%	23%	26%	21%	26%	27%	34%	27%	28%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $22 million and $79 million for the three and twelve months ended December 31, 2010, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business were $452 million and $1,762 million for the three and twelve months ended December 31, 2010, respectively.

(3)	In the first quarter of 2010, the company changed the way it reports sales by region. All prior period amounts have been re-presented.
(4)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(5)	The ratio of incurred losses and loss adjustment expense to net earned premiums excluding amounts associated with the Mexico operations.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$151	$149	$153	$142	$595	$146	$156	$164	$170	$636
Net investment income	27	28	31	30	116	32	34	35	33	134
Net investment gains (losses)	17	15	(3)	4	33	27	41	—	(19)	49
Insurance and investment product fees and other	2	3	—	5	10	2	4	(3)	4	7

Total revenues	197	195	181	181	754	207	235	196	188	826

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	688	391	216	196	1,491	272	346	371	403	1,392
Acquisition and operating expenses, net of deferrals	36	28	33	34	131	33	34	33	32	132
Amortization of deferred acquisition costs and intangibles	6	6	4	3	19	6	6	5	5	22

Total benefits and expenses	730	425	253	233	1,641	311	386	409	440	1,546

LOSS BEFORE INCOME TAXES	(533)	(230)	(72)	(52)	(887)	(104)	(151)	(213)	(252)	(720)
Benefit for income taxes	(191)	(89)	(29)	(19)	(328)	(48)	(62)	(79)	(104)	(293)

NET LOSS	(342)	(141)	(43)	(33)	(559)	(56)	(89)	(134)	(148)	(427)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(10)	(11)	3	(3)	(21)	(18)	(27)	—	13	(32)

NET OPERATING LOSS	$(352)	$(152)	$(40)	$(36)	$(580)	$(74)	$(116)	$(134)	$(135)	$(459)

Effective tax rate (operating loss)	35.9%	38.2%	40.8%	36.5%	36.9%	43.8%	39.7%	37.2%	41.7%	40.3%

SALES:
New Insurance Written (NIW)
Flow	$2,600	$2,400	$2,100	$1,500	$8,600	$1,800	$1,500	$1,600	$2,500	$7,400
Bulk	600	300	100	200	1,200	400	500	1,700	1,100	3,700
Pool	—	—	—	—	—	—	—	100	100	200

Total U.S. Mortgage Insurance NIW	$3,200	$2,700	$2,200	$1,700	$9,800	$2,200	$2,000	$3,400	$3,700	$11,300

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

			2010				2009
	4Q	3Q	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$151	$148	$152	$142		$593	$144	$150	$160	$171	$625
New Risk Written
Flow	$565	$552	$480	$335		$1,932	$373	$316	$323	$510	$1,522
Bulk	36	16	5	8		65	18	23	67	45	153

Total Primary	601	568	485	343		1,997	391	339	390	555	1,675
Pool	—	—	—	—		—	1	2	3	2	8

Total New Risk Written	$601	$568	$485	$343		$1,997	$392	$341	$393	$557	$1,683

Primary Insurance In-force	$125,900	$129,100	$131,900	$134,800			$145,100	$149,500	$155,200	$159,800
Risk In-force
Flow	$28,498	$29,199	$29,836	$30,206			$30,951	$31,846	$32,803	$34,085
Bulk	539	519	509	523			771	776	775	721

Total Primary	29,037	29,718	30,345	30,729			31,722	32,622	33,578	34,806
Pool	297	308	314	322			331	339	349	355

Total Risk In-force	$29,334	$30,026	$30,659	$31,051			$32,053	$32,961	$33,927	$35,161

GAAP Basis Expense Ratio(1)	28%	22%	25%	26%		25%	27%	25%	23%	22%	24%
Adjusted Expense Ratio(2)	28%	23%	25%	26%		25%	28%	26%	24%	22%	25%
Flow Persistency	82%	84%	88%	86%			84%	84%	81%	83%
Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	18%	19%	18%	20%			21%	21%	22%	22%
Risk To Capital Ratio(3)	N/A	17.8:1	15.1:1	14.9:1			14.6:1	15.1:1	14.8:1	13.8:1
Average Primary Loan Size (in thousands)	$161	$161	$161	$160			$163	$163	$164	$164
Primary Risk In-force Subject To Captives	43%	45%	47%	48%			50%	51%	52%	53%
Primary Risk In-force That Is GSE Conforming	96%	96%	96%	96%			96%	96%	96%	96%
Beginning Number of Primary Delinquencies	98,613	101,759	107,104	122,279		122,279	115,430	102,800	92,964	83,377	83,377
New delinquencies	25,771	27,180	26,034	31,126		110,111	37,539	40,388	36,434	39,944	154,305
Delinquency cures	(21,199)	(22,923)	(25,868)	(41,272	)(4)	(111,262)	(26,425)	(24,014)	(22,790)	(26,801)	(100,030)
Paid claims	(7,790)	(7,403)	(5,511)	(5,029)		(25,733)	(4,265)	(3,744)	(3,808)	(3,556)	(15,373)

Ending Number of Primary Delinquencies	95,395	98,613	101,759	107,104		95,395	122,279	115,430	102,800	92,964	122,279

Primary Delinquencies by Payment Status
3 payments or less in default	25,131	26,292	26,374	28,646			36,312	37,106	33,470	32,977
4 - 11 payments in default	34,639	37,180	42,993	49,663			58,075	54,476	50,332	45,670
12 payments or more in default	35,625	35,141	32,392	28,795			27,892	23,848	18,998	14,317

Primary Delinquencies	95,395	98,613	101,759	107,104			122,279	115,430	102,800	92,964

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer's risk in-force to 25 times the total of the insurer's policyholders' surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

(4)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2010							2009
	4Q	3Q	2Q		1Q		Total	4Q	3Q		2Q	1Q	Total
Net Paid Claims
Flow	$263	$224	$187		$219		$893	$202	$177		$187	$197	$763
Bulk	4	19	48		209		280	10	205		2	1	218

Total Primary	267	243	235		428		1,173	212	382		189	198	981
Pool	1	—	1		—		2	—	—		1	—	1

Total Net Paid Claims	$268	$243	$236	(6)	$428	(8)	$1,175	$212	$382	(10)	$190	$198	$982

Average Paid Claim (in thousands)	$34.2	32.8	$42.6	(7)	$84.7	(9)		$49.2	$100.6	(11)	$49.5	$55.5

Average Direct Net Paid (in thousands)(1)	$51.1	$51.2	$49.3		$49.6			$48.1	$48.0		$48.2	$49.9

Number of Primary Delinquencies
Flow	92,225	95,567	98,771		102,389			107,495	100,208		87,590	79,349
Bulk loans with established reserve	1,713	1,607	1,510		2,155			11,319	11,002		10,294	7,561
Bulk loans with no reserve(2)	1,457	1,439	1,478		2,560			3,465	4,220		4,916	6,054

Average Reserve Per Delinquency (in thousands)
Flow	$24.3	$20.4	$19.5		$19.2			$18.9	$20.0		$22.9	$23.1
Bulk loans with established reserve	20.6	15.7	12.8		21.7			20.8	19.2		12.7	11.3
Bulk loans with no reserve(2)	—	—	—		—			—	—		—	—

Beginning Reserves	$1,973	$1,952	$2,016		$2,289		$2,289	$2,233	$2,264		$2,028	$1,711	$1,711
Paid claims	(438)	(439)	(335	)(6)	(503	)(8)	(1,715)	(256)	(425	)(10)	(213)	(205)	(1,099)
Increase in reserves	747	460	271	(6)	230	(8)	1,708	312	394	(10)	449	522	1,677

Ending Reserves	$2,282	$1,973	$1,952		$2,016		$2,282	$2,289	$2,233		$2,264	$2,028	$2,289

Beginning Reinsurance Recoverable(3)	$463	$591	$634		$674		$674	$679	$673		$619	$506	$506
Ceded paid claims	(170)	(196)	(99)		(75)		(540)	(44)	(43)		(23)	(7)	(117)
Increase in recoverable	58	68	56		35		217	39	49		77	120	285

Ending Reinsurance Recoverable	$351	$463	$591		$634		$351	$674	$679		$673	$619	$674

Loss Ratio(4)	457%	263%	141%		138%		251%	186%	223%		225%	237%	219%
Estimated Savings For Loss Mitigation Activities(5)	$126	$158	$217		$233		$734	$290	$224		$188	$145	$847

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average direct net paid claim excludes the impact of reinsurance and negotiated servicer and GSE settlements.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(4)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 253% for the twelve months ended December 31, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively. Excluding the bulk business settlement in the third quarter of 2009, the loss ratios were 162% and 204% for the three months ended September 30, 2009 and the twelve months ended December 31, 2009, respectively.

(5)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

(6)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(7)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(8)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(9)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.
(10)

In the third quarter of 2009, the company settled arbitration proceedings with a lender regarding certain bulk transactions related to payment option adjustable rate (“POA”) loans. The settlement resolves prior claims, or pending and anticipated future unpaid claims for coverage benefits under the policies for the POA loans, and the lender's bad faith counterclaims. Net paid claims included $203 million and the change in reserves included a decrease of $108 million related to this settlement.

(11)	Excluding the settlement in the third quarter of 2009 related to the bulk business, the average paid claim was approximately $47,200 in the third quarter of 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2010				2009
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	66%	65%	65%	64%	64%	64%	63%	63%
Primary by FICO Scores 620-679	27%	27%	27%	28%	28%	28%	29%	29%
Primary by FICO Scores 575-619	5%	6%	6%	6%	6%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	66%	65%	65%	64%	64%	63%	63%	63%
Flow by FICO Scores 620-679	27%	27%	27%	28%	28%	29%	29%	29%
Flow by FICO Scores 575-619	5%	6%	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	88%	88%	87%	86%	85%	85%	84%
Bulk by FICO Scores 620-679	9%	10%	10%	11%	12%	13%	13%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%	5%	6%	6%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	781,024	802,090	821,617	840,618	890,730	914,770	947,777	973,988
Primary delinquent loans	95,395	98,613	101,759	107,104	122,279	115,430	102,800	92,964
Primary delinquency rate	12.21%	12.29%	12.39%	12.74%	13.73%	12.62%	10.85%	9.54%

Flow loans in-force	687,964	705,754	723,301	735,564	753,370	774,000	796,633	826,663
Flow delinquent loans	92,225	95,567	98,771	102,389	107,495	100,208	87,590	79,349
Flow delinquency rate	13.41%	13.54%	13.66%	13.92%	14.27%	12.95%	11.00%	9.60%

Bulk loans in-force	93,060	96,336	98,316	105,054	137,360	140,770	151,144	147,325
Bulk delinquent loans	3,170	3,046	2,988	4,715	14,784	15,222	15,210	13,615
Bulk delinquency rate	3.41%	3.16%	3.04%	4.49%	10.76%	10.81%	10.06%	9.24%

A minus and sub-prime loans in-force	77,822	80,774	83,859	86,185	89,678	93,344	97,271	101,413
A minus and sub-prime delinquent loans	22,827	23,882	24,867	26,387	29,238	28,151	25,271	23,448
A minus and sub-prime delinquency rate	29.33%	29.57%	29.65%	30.62%	32.60%	30.16%	25.98%	23.12%

Pool Loans
Pool loans in-force	17,880	18,759	19,473	19,907	20,370	20,859	21,166	21,870
Pool delinquent loans	989	939	831	783	781	741	632	586
Pool delinquency rate	5.53%	5.01%	4.27%	3.93%	3.83%	3.55%	2.99%	2.68%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

	December 31, 2010			September 30, 2010			December 31, 2009
	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(2)	34%	23%	16.79%	34%	23%	16.94%	23%	18.36%
South Central(3)	14	16	11.00%	14	16	11.19%	17	12.42%
Northeast(4)	10	14	11.66%	9	14	11.15%	13	11.60%
North Central(5)	12	11	11.51%	11	11	11.52%	11	12.20%
Pacific(6)	14	11	14.39%	15	11	15.13%	11	19.43%
Great Lakes(7)	7	9	8.92%	7	9	8.99%	9	10.20%
Plains(8)	3	6	8.14%	3	6	7.96%	6	8.29%
New England(9)	3	5	10.71%	3	5	11.04%	5	12.48%
Mid-Atlantic(10)	3	5	10.67%	4	5	10.80%	5	13.08%

Total	100%	100%	12.21%	100%	100%	12.29%	100%	13.73%

By State
Florida	23%	8%	28.31%	24%	8%	28.59%	8%	30.77%
Texas	3%	7%	8.71%	3%	7%	8.83%	7%	9.49%
New York	4%	7%	9.76%	4%	7%	9.34%	6%	9.42%
California	7%	5%	13.99%	7%	5%	15.16%	5%	21.87%
Illinois	7%	5%	15.79%	7%	5%	15.66%	5%	16.40%
Georgia	4%	4%	16.16%	4%	4%	16.88%	4%	17.62%
North Carolina	2%	4%	11.23%	2%	4%	11.25%	4%	11.73%
Pennsylvania	2%	4%	10.94%	2%	4%	10.48%	4%	11.13%
New Jersey	4%	4%	17.30%	4%	4%	16.54%	4%	17.35%
Ohio	2%	3%	8.19%	2%	3%	7.83%	3%	8.47%

(1)	Total reserves were $2,282 million and $1,973 million as of December 31, 2010 and September 30, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(4)	New Jersey, New York and Pennsylvania
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Indiana, Kentucky, Michigan and Ohio
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	December 31, 2010	% of Total	September 30, 2010	% of Total	December 31, 2009	% of Total
Lender concentration (by original applicant)	$29,037		$29,718		$31,722
Top 10 lenders	14,647		15,079		15,814
Top 20 lenders	16,729		17,211		18,540

Loan-to-value ratio
95.01% and above	$7,274	25%	$7,435	25%	$7,962	25%
90.01% to 95.00%	10,044	34	10,287	35	10,832	34
80.01% to 90.00%	11,243	39	11,540	39	12,245	39
80.00% and below	476	2	456	1	683	2

Total	$29,037	100%	$29,718	100%	$31,722	100%

Loan grade
Prime	$26,139	90%	$26,705	90%	$28,376	89%
A minus and sub-prime	2,898	10	3,013	10	3,346	11

Total	$29,037	100%	$29,718	100%	$31,722	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$27,874	96%	$28,539	96%	$30,196	95%
Bulk	517	2	497	2	690	2
Adjustable rate mortgage
Flow	624	2	660	2	755	3
Bulk	22	—	22	—	81	—
Second mortgages	—	—	—	—	—	—

Total	$29,037	100%	$29,718	100%	$31,722	100%

Type of documentation
Alt-A
Flow	$872	3%	$918	3%	$1,064	3%
Bulk	41	—	42	—	244	1
Standard(2)
Flow	27,626	95	28,281	95	29,887	94
Bulk	498	2	477	2	527	2

Total	$29,037	100%	$29,718	100%	$31,722	100%

Mortgage term
15 years and under	$425	1%	$386	1%	$367	1%
More than 15 years	28,612	99	29,332	99	31,355	99

Total	$29,037	100%	$29,718	100%	$31,722	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company's standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	December 31, 2010
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total

1999 and prior	7.78%	0.7%	$1,783	1.4%	$461	1.6%
2000	8.28%	0.2	321	0.3	81	0.3
2001	7.53%	0.5	1,126	0.9	283	1.0
2002	6.63%	1.0	2,729	2.2	667	2.3
2003	5.65%	2.4	10,937	8.7	1,865	6.4
2004	5.88%	2.6	6,557	5.2	1,477	5.1
2005	5.98%	13.5	10,523	8.4	2,688	9.3
2006	6.50%	22.3	14,102	11.2	3,429	11.8
2007	6.58%	48.9	30,926	24.5	7,611	26.2
2008	6.17%	7.8	28,642	22.7	7,086	24.4
2009	5.07%	0.1	8,806	7.0	1,458	5.0
2010	4.66%	—	9,423	7.5	1,931	6.6

Total	6.14%	100.0%	$125,875	100.0%	$29,037	100.0%

Occupancy and Property Type	December 31, 2010	September 30, 2010
Occupancy Status % of Primary Risk In-force
Primary residence	93.7%	93.6%
Second home	3.9	3.9
Non-owner occupied	2.4	2.5

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.7%	85.7%
Condominium and co-operative	11.3	11.3
Multi-family and other	3.0	3.0

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,282 million as of December 31, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679				FICO 620 - 679(1)				FICO < 620				Total
	2010				2010				2010				2010
Primary Risk In-force	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Total Primary Risk In-force	$19.1	$19.4	$19.7	$19.8	$7.8	$8.1	$8.4	$8.6	$2.1	$2.2	$2.2	$2.3	$29.0	$29.7	$30.3	$30.7
Delinquency rate(2)	7.6%	7.6%	7.7%	7.9%	19.4%	19.4%	19.3%	19.7%	29.9%	30.0%	30.1%	31.0%	12.2%	12.3%	12.4%	12.7%
2010 policy year	$1.8	$1.3	$0.8	$0.3	$0.1	$0.1	$—	$—	$—	$—	$—	$—	$1.9	$1.4	$0.8	$0.3
Delinquency rate	—%	—%	—%	—%	0.2%	0.2%	—%	0.2%	1.8%	—%	—%	—%	0.1%	—%	—%	—%
2009 policy year	$1.4	$1.4	$1.5	$1.5	$0.1	$0.1	$0.1	$0.1	$—	$—	$—	$—	$1.5	$1.5	$1.6	$1.6
Delinquency rate	0.3%	0.3%	0.2%	0.2%	1.6%	1.3%	1.3%	1.2%	6.9%	8.8%	7.9%	9.2%	0.4%	0.3%	0.3%	0.2%
2008 policy year	$5.4	$5.7	$5.9	$6.0	$1.4	$1.4	$1.5	$1.5	$0.3	$0.3	$0.3	$0.3	$7.1	$7.4	$7.7	$7.8
Delinquency rate	6.5%	6.2%	6.0%	5.7%	15.2%	15.3%	15.2%	14.8%	26.8%	27.1%	27.7%	28.2%	9.0%	8.8%	8.6%	8.3%
2007 policy year	$4.3	$4.4	$4.6	$4.8	$2.5	$2.6	$2.7	$2.8	$0.8	$0.9	$0.9	$0.9	$7.6	$7.9	$8.2	$8.5
Delinquency rate	12.9%	12.9%	12.8%	13.3%	23.7%	23.7%	24.0%	24.7%	35.1%	34.9%	35.4%	36.5%	19.0%	18.9%	19.1%	19.6%
2006 policy year	$1.8	$2.0	$2.0	$2.2	$1.2	$1.2	$1.3	$1.3	$0.4	$0.4	$0.4	$0.4	$3.4	$3.6	$3.7	$3.9
Delinquency rate	13.5%	13.2%	13.1%	13.2%	23.1%	23.4%	23.1%	23.5%	30.3%	30.6%	30.3%	31.9%	18.4%	18.3%	18.1%	18.5%
2005 policy year	$1.6	$1.6	$1.7	$1.7	$0.9	$1.0	$1.0	$1.0	$0.2	$0.2	$0.2	$0.2	$2.7	$2.8	$2.9	$2.9
Delinquency rate	11.7%	11.6%	11.5%	11.5%	20.8%	20.9%	20.5%	20.9%	26.2%	26.7%	26.6%	27.0%	15.9%	15.9%	15.7%	15.8%
2004 and prior policy years	$2.8	$3.0	$3.2	$3.3	$1.6	$1.7	$1.8	$1.9	$0.4	$0.4	$0.4	$0.5	$4.8	$5.1	$5.4	$5.7
Delinquency rate	6.2%	5.8%	5.6%	5.6%	16.5%	16.1%	15.7%	15.9%	24.9%	25.2%	24.9%	25.2%	10.5%	10.2%	9.9%	10.0%
Fixed rate mortgage	$18.8	$19.0	$19.3	$19.4	$7.6	$7.9	$8.2	$8.4	$2.0	$2.1	$2.1	$2.2	$28.4	$29.0	$29.6	$30.0
Delinquency rate	7.3%	7.3%	7.4%	7.6%	19.1%	19.2%	19.1%	19.5%	29.7%	29.9%	30.0%	30.8%	11.9%	12.0%	12.1%	12.5%
Adjustable rate mortgage	$0.3	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.6	$0.7	$0.7	$0.7
Delinquency rate	24.8%	25.1%	24.0%	23.5%	28.4%	27.8%	27.4%	27.8%	36.7%	37.3%	37.5%	37.7%	27.1%	27.1%	26.4%	26.2%
Loan-to-value > 95%	$3.8	$3.8	$3.9	$4.0	$2.7	$2.7	$2.8	$2.9	$0.8	$0.9	$0.9	$0.9	$7.3	$7.4	$7.6	$7.8
Delinquency rate	9.6%	9.6%	9.7%	9.9%	22.1%	22.5%	22.5%	22.9%	33.8%	34.0%	34.4%	35.8%	17.2%	17.4%	17.6%	18.0%
Alt-A(3)	$0.6	$0.7	$0.7	$0.7	$0.3	$0.3	$0.3	$0.3	$—	$—	$—	$0.1	$0.9	$1.0	$1.0	$1.1
Delinquency rate	18.7%	18.6%	18.8%	20.5%	33.3%	33.3%	33.9%	35.1%	35.9%	36.6%	36.1%	37.0%	23.1%	23.0%	23.3%	24.7%
Interest only and option ARMs	$1.5	$1.5	$1.6	$1.7	$0.5	$0.6	$0.6	$0.6	$0.1	$0.1	$0.1	$0.1	$2.1	$2.2	$2.3	$2.4
Delinquency rate	27.3%	27.2%	26.6%	26.5%	38.4%	38.9%	39.2%	39.0%	43.9%	45.4%	44.9%	45.8%	30.9%	31.0%	30.7%	30.6%

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	December 31, 2010	September 30, 2010	December 31, 2009
GSE Alt-A
Risk in-force	$28	$29	$295
Average FICO score	732	733	721
Loan-to-value ratio	81%	81%	79%
Standard documentation(1)	11%	11%	24%
Stop loss	100%	100%	100%
Deductible	—%	—%	81%

FHLB
Risk in-force	$436	$413	$391
Average FICO score	753	755	755
Loan-to-value ratio	75%	75%	75%
Standard documentation(1)	97%	97%	96%
Stop loss	93%	91%	90%
Deductible	100%	100%	100%

Other
Risk in-force	$75	$77	$85
Average FICO score	692	692	701
Loan-to-value ratio	92%	92%	91%
Standard documentation(1)	97%	97%	96%
Stop loss	9%	9%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$539	$519	$771

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			December 31, 2010			September 30, 2010			June 30, 2010			March 31, 2010
Book Year(2)	Original Book Risk In-force ($B)	Progression To Attachment Point	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)
2004		0%-50%	$0.1	$4		$0.1	$5		$0.1	$8		$0.2	$16
2004		50%-75%	0.3	45		0.4	48		0.5	46		0.5	40
2004		75%-99%	0.1	21		0.2	25		0.3	31		0.2	22
2004		Attached	0.3	46		0.1	24		—	9		—	9

2004 Total	$3.3		$0.8	$116	$4	$0.8	$102	$1	$0.9	$94	$—	$0.9	$87	$—

2005		0%-50%	$—	$1		$—	$1		$—	$1		$—	$1
2005		50%-75%	—	—		—	—		—	1		—	—
2005		75%-99%	—	1		—	3		—	3		0.1	7
2005		Attached	1.6	456		1.7	401		1.8	364		1.8	335

2005 Total	$4.1		$1.6	$458	21	$1.7	$405	26	$1.8	$369	20	$1.9	$343	15

2006		0%-50%	$—	$1		$—	$1		$—	$1		$—	$1
2006		50%-75%	—	—		—	—		—	1		—	1
2006		75%-99%	—	—		—	1		—	1		—	1
2006		Attached	1.9	675		2.0	591		2.1	532		2.2	511

2006 Total	$3.7		$1.9	$676	15	$2.0	$593	14	$2.1	$535	12	$2.2	$514	9

2007		0%-50%	$—	$1		$—	$—		$—	$—		$—	$—
2007		50%-75%	—	—		—	—		—	1		—	1
2007		75%-99%	—	1		—	3		0.1	5		0.1	5
2007		Attached	3.9	1,212		4.1	1,019		4.4	917		4.6	892

2007 Total	$5.9		$3.9	$1,214	3	$4.1	$1,022	10	$4.5	$923	16	$4.7	$898	7

2008		0%-50%	$0.4	$9		$0.6	$10		$0.6	$10		$0.7	$8
2008		50%-75%	0.2	6		0.1	3		0.3	12		0.4	16
2008		75%-99%	—	2		—	2		0.2	10		1.0	48
2008		Attached	1.5	156		1.5	118		1.3	83		0.4	28

2008 Total	$2.8		$2.1	$173	15	$2.2	$133	16	$2.4	$115	7	$2.5	$100	3

Captive Benefits In Quarter ($MM)					$58			$67			$55			$34

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$1	$1	$2
Net investment income	56	36	35	9	136	33	25	60	55	173
Net investment gains (losses)	(1)	25	(68)	(16)	(60)	(21)	(65)	(61)	(162)	(309)
Insurance and investment product fees and other	3	7	(3)	3	10	22	12	41	75	150

Total revenues	58	68	(36)	(4)	86	34	(28)	41	(31)	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	—	—	1	—	2	—	—	2
Interest credited	34	38	35	39	146	40	39	79	89	247
Acquisition and operating expenses, net of deferrals	16	(2)	9	8	31	17	9	15	11	52
Amortization of deferred acquisition costs and intangibles	3	3	4	4	14	4	5	3	5	17
Interest expense	77	77	70	70	294	59	58	66	62	245

Total benefits and expenses	130	117	118	121	486	120	113	163	167	563

LOSS BEFORE INCOME TAXES	(72)	(49)	(154)	(125)	(400)	(86)	(141)	(122)	(198)	(547)
Benefit for income taxes	(32)	(14)	(51)	(157)	(254)	(8)	(67)	(17)	(102)	(194)

NET INCOME (LOSS)	(40)	(35)	(103)	32	(146)	(78)	(74)	(105)	(96)	(353)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	2	(16)	42	11	39	16	41	38	106	201
Net tax benefit related to separation from the company’s former parent	—	—	—	(106)	(106)	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(38)	$(51)	$(61)	$(63)	$(213)	$(62)	$(33)	$(67)	$10	$(152)

Effective tax rate (operating income (loss))	44.0%	31.2%	30.6%	42.1%	37.2%	2.8%	57.4%	-6.8%	128.5%	36.4%

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$4,094	$4,441	$4,372	$4,502	$4,502	$5,053	$5,555	$6,677	$8,104	$8,104
Deposits	262	79	152	—	493	—	—	—	—	—
Surrenders and benefits(2)	(680)	(477)	(124)	(171)	(1,452)	(596)	(553)	(1,177)	(1,466)	(3,792)

Net flows	(418)	(398)	28	(171)	(959)	(596)	(553)	(1,177)	(1,466)	(3,792)
Interest credited	36	41	43	43	163	45	47	52	61	205
Foreign currency translation	5	10	(2)	(2)	11	—	4	3	(22)	(15)

Account value, end of period	$3,717	$4,094	$4,441	$4,372	$3,717	$4,502	$5,053	$5,555	$6,677	$4,502

(1)	Includes inter-segment eliminations and non-strategic products.
(2)	The company has included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Investments Summary

(amounts in millions)

		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$31,781	45%	$32,379	43%	$30,044	42%	$28,675	41%	$27,137	40%
Private fixed maturity securities		9,239	13	9,458	13	9,254	13	9,397	14	9,231	14
Residential mortgage-backed securities(1)		3,760	5	3,640	5	3,258	4	3,141	5	2,595	4
Commercial mortgage-backed securities		3,361	5	3,379	5	3,428	5	3,457	5	3,433	5
Other asset-backed securities		2,287	3	2,345	3	2,301	3	2,186	3	2,205	3
Tax-exempt		1,026	1	1,263	2	1,341	2	1,415	2	1,521	2
Non-investment grade fixed maturity securities		3,729	5	3,892	5	3,760	5	3,769	5	3,630	5
Equity securities:
Common stocks and mutual funds		215	—	90	—	81	—	82	—	94	—
Preferred stocks		117	—	133	—	118	—	97	—	65	—
Commercial mortgage loans		6,718	9	6,929	9	7,208	10	7,336	10	7,499	11
Restricted commercial mortgage loans related to securitization entities		507	1	522	1	535	1	552	1	—	—
Policy loans		1,471	2	1,480	2	1,467	2	1,408	2	1,403	2
Cash, cash equivalents and short-term investments		3,271	5	3,800	5	4,776	7	4,763	7	6,592	10
Securities lending		772	1	702	1	680	1	593	1	853	1
Other invested assets:	Limited partnerships(2)	340	—	365	—	363	1	371	1	430	1
	Derivatives:
	LTC forward starting swap—cash flow	222	—	821	1	540	1	69	—	73	—
	Other cash flow	205	—	188	—	142	—	101	—	101	—
	Fair value	130	—	147	—	144	—	151	—	156	—
	Equity index options—non-qualified	33	—	61	—	97	—	34	—	39	—
	LTC swaptions—non-qualified	—	—	8	—	4	—	14	—	54	—
	Other non-qualified	457	1	458	1	516	1	490	1	523	1
	Trading portfolio	677	1	701	1	221	—	167	—	174	—
	Counterparty collateral	794	2	1,586	2	1,058	1	628	1	647	1
	Restricted other invested assets related to securitization entities	372	1	378	1	374	1	385	1	—	—
	Other	85	—	81	—	87	—	57	—	62	—

Total invested assets and cash		$71,569	100%	$74,806	100%	$71,797	100%	$69,338	100%	$68,517	100%

Public Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$15,797	37%	$16,138	37%	$14,525	36%	$13,625	35%	$12,516	34%
AA		4,947	12	5,054	12	4,947	12	4,808	12	4,632	12
A		11,322	26	11,679	27	11,147	27	11,034	28	10,634	29
BBB		8,224	19	8,370	19	7,804	19	7,561	19	7,247	19
BB		1,451	4	1,464	3	1,373	4	1,441	4	1,339	4
B		292	1	348	1	430	1	454	1	414	1
CCC and lower		493	1	477	1	451	1	400	1	376	1
Not rated		—	—	—	—	—	—	—	—	—	—

Total public fixed maturity securities		$42,526	100%	$43,530	100%	$40,677	100%	$39,323	100%	$37,158	100%

Private Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$1,490	12%	$1,589	12%	$1,433	11%	$1,311	10%	$1,271	10%
AA		929	7	1,010	8	1,170	9	1,134	9	1,021	8
A		4,018	32	4,069	32	3,889	31	3,889	31	3,815	30
BBB		4,727	37	4,555	36	4,711	37	4,909	38	4,986	40
BB		1,077	9	1,185	9	1,135	9	1,184	10	1,247	10
B		259	2	269	2	245	2	151	1	156	1
CCC and lower		157	1	149	1	126	1	139	1	98	1

Total private fixed maturity securities		$12,657	100%	$12,826	100%	$12,709	100%	$12,717	100%	$12,594	100%

(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (“CDOs”).
(2) Limited partnerships by type:
Real estate		$155		$177		$165		$159		$201
Infrastructure		116		112		114		113		109
Other		69		76		84		99		120

Total limited partnerships		$340		$365		$363		$371		$430

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$3,705	7%	$3,922	7%	$3,684	7%	$3,029	6%	$2,602	5%
Tax-exempt	1,030	2	1,271	2	1,350	3	1,436	3	1,544	3
Foreign government	2,369	4	2,352	4	2,146	4	2,414	5	2,384	5
U.S. corporate	23,967	43	24,525	44	23,378	44	22,253	43	21,412	43
Foreign corporate	13,498	25	13,815	24	12,799	24	13,151	25	12,551	25
Residential mortgage-backed securities	4,455	8	4,334	8	3,955	7	3,810	7	3,227	7
Commercial mortgage-backed securities	3,743	7	3,757	7	3,726	7	3,693	7	3,617	7
Other asset-backed securities	2,416	4	2,380	4	2,348	4	2,254	4	2,415	5

Total fixed maturity securities	$55,183	100%	$56,356	100%	$53,386	100%	$52,040	100%	$49,752	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,025	23%	$8,425	23%	$8,076	24%	$8,440	26%	$8,917	28%
Utilities and energy	7,977	23	8,123	23	7,628	23	7,460	23	7,064	22
Consumer—non-cyclical	4,071	11	4,210	12	4,065	12	3,728	11	3,622	12
Consumer—cyclical	1,760	5	1,808	5	1,791	5	1,559	5	1,456	5
Capital goods	2,163	6	2,107	6	2,028	6	1,990	6	1,997	6
Industrial	1,789	5	1,531	4	1,461	4	1,431	4	1,372	4
Technology and communications	2,192	6	2,221	6	1,909	6	1,925	6	1,876	6
Transportation	1,324	4	1,344	4	1,290	4	1,240	4	1,129	4
Other	5,861	17	6,023	17	5,435	16	5,101	15	4,232	13

Subtotal	$35,162	100%	$35,792	100%	$33,683	100%	$32,874	100%	$31,665	100%

Non-Investment Grade:
Finance and insurance	$512	22%	$637	25%	$647	26%	$669	26%	$549	24%
Utilities and energy	242	10	249	10	221	9	240	10	236	10
Consumer—non-cyclical	266	12	282	11	282	11	322	13	340	15
Consumer—cyclical	175	8	202	8	193	8	210	8	181	8
Capital goods	374	16	400	16	388	16	379	15	351	15
Industrial	362	16	400	15	389	16	354	14	347	15
Technology and communications	238	10	240	9	229	9	226	9	167	7
Transportation	97	4	99	4	106	4	77	3	60	3
Other	37	2	39	2	39	1	53	2	67	3

Subtotal	$2,303	100%	$2,548	100%	$2,494	100%	$2,530	100%	$2,298	100%

Total	$37,465	100%	$38,340	100%	$36,177	100%	$35,404	100%	$33,963	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,707	5%	$2,613	4%	$2,801	5%	$2,660	5%	$2,217	4%
Due after one year through five years	12,423	22	12,562	22	11,696	22	12,582	24	12,400	25
Due after five years through ten years	9,232	17	9,454	17	8,877	17	8,152	16	7,950	16
Due after ten years	20,207	37	21,256	38	19,983	37	18,889	36	17,926	36

Subtotal	44,569	81	45,885	81	43,357	81	42,283	81	40,493	81
Mortgage and asset-backed securities	10,614	19	10,471	19	10,029	19	9,757	19	9,259	19

Total fixed maturity securities	$55,183	100%	$56,356	100%	$53,386	100%	$52,040	100%	$49,752	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Additional Information on Mortgage-backed and Asset-backed Securities by Vintage as of December 31, 2010(1)

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans(2):

	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and prior	2005	2006	2007	2008	2009	2010	Total	2004 and prior	2005	2006	2007	2008	2009	2010	Total
AAA	$44	$5	$—	$—	$—	$—	$—	$49	$—	$(1)	$—	$—	$—	$—	$—	$(1)
AA	22	13	—	17	—	—	—	52	(4)	(1)	—	(5)	—	—	—	(10)
A	10	14	3	—	—	—	—	27	(4)	(12)	(1)	—	—	—	—	(17)
BBB	15	15	—	—	—	—	—	30	(6)	(8)	—	—	—	—	—	(14)
BB	11	28	—	—	—	—	—	39	(6)	(7)	—	—	—	—	—	(13)
B	4	28	21	—	—	—	—	53	(2)	(9)	(6)	—	—	—	—	(17)
CCC and lower	25	60	102	20	—	—	—	207	(11)	(60)	(64)	(4)	—	—	—	(139)

Total	$131	$163	$126	$37	$—	$—	$—	$457	$(33)	$(98)	$(71)	$(9)	$—	$—	$—	$(211)

Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans:
	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and prior	2005	2006	2007	2008	2009	2010	Total	2004 and prior	2005	2006	2007	2008	2009	2010	Total
AAA	$46	$14	$—	$—	$—	$—	$25	$85	$(4)	$—	$—	$—	$—	$—	$—	$(4)
AA	9	—	1	—	—	—	—	10	(1)	—	(2)	—	—	—	—	(3)
A	17	2	1	5	—	—	—	25	(1)	(2)	(3)	—	—	—	—	(6)
BBB	26	—	3	—	—	—	—	29	(17)	—	(10)	—	—	—	—	(27)
BB	1	4	—	—	—	—	—	5	(5)	(3)	—	—	—	—	—	(8)
B	3	41	9	—	—	—	—	53	(6)	(20)	(7)	—	—	—	—	(33)
CCC and lower	5	79	45	40	—	—	—	169	(10)	(57)	(18)	(19)	—	—	—	(104)

Total	$107	$140	$59	$45	$—	$—	$25	$376	$(44)	$(82)	$(40)	$(19)	$—	$—	$—	$(185)

Commercial Mortgage-backed Securities(3):
	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and prior	2005	2006	2007	2008	2009	2010	Total	2004 and prior	2005	2006	2007	2008	2009	2010	Total
AAA	$1,822	$308	$314	$121	$—	$27	$25	$2,617	$106	$6	$(2)	$3	$—	$1	$(1)	$113
AA	60	69	103	63	—	—	10	305	(4)	(3)	(14)	(10)	—	—	—	(31)
A	42	56	77	59	—	—	—	234	(7)	(9)	(10)	(8)	—	—	—	(34)
BBB	67	27	71	40	—	—	—	205	(19)	(21)	(14)	(28)	—	—	—	(82)
BB	12	5	56	120	—	—	—	193	(9)	(12)	(12)	(50)	—	—	—	(83)
B	12	—	35	18	—	—	—	65	(3)	—	(7)	(16)	—	—	—	(26)
CCC and lower	32	9	40	43	—	—	—	124	(4)	(14)	(9)	(23)	—	—	—	(50)

Total	$2,047	$474	$696	$464	$—	$27	$35	$3,743	$60	$(53)	$(68)	$(132)	$—	$1	$(1)	$(193)

(1)	Based on current ratings.
(2)

The sub-prime securities are principally backed by first lien mortgages. The company does not have a significant exposure to second liens or option adjustable rate mortgages. The company does not have any material exposure to mezzanine CDOs. The company does not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

(3)

As of December 31, 2010, 36% of the commercial mortgage-backed securities related to loans with fixed interest rates and 64% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in the fixed maturity securities portfolio was 62%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,769	26%	$1,857	27%	$1,937	27%	$1,966	27%	$2,005	27%
South Atlantic	1,583	23	1,593	23	1,660	23	1,669	23	1,711	23
Middle Atlantic	937	14	935	13	974	13	987	13	1,005	13
East North Central	612	9	657	9	701	10	714	10	728	10
Mountain	540	8	591	9	624	8	640	9	650	9
New England	482	7	484	7	491	7	486	6	492	6
West North Central	369	6	374	5	378	5	385	5	389	5
West South Central	297	4	306	4	314	4	325	4	331	4
East South Central	183	3	189	3	194	3	210	3	230	3

Subtotal	6,772	100%	6,986	100%	7,273	100%	7,382	100%	7,541	100%

Allowance for losses	(59)		(62)		(70)		(52)		(48)
Unamortized fees and costs	5		5		5		6		6

Total	$6,718		$6,929		$7,208		$7,336		$7,499

Property Type
Retail	$1,974	29%	$2,015	29%	$2,047	28%	$2,074	28%	$2,115	28%
Office	1,850	27	1,897	27	1,971	27	1,991	27	2,025	27
Industrial	1,788	26	1,861	27	1,903	26	1,955	27	1,979	26
Apartments	725	11	776	11	812	11	819	11	832	11
Mixed use/other	435	7	437	6	540	8	543	7	590	8

Subtotal	6,772	100%	6,986	100%	7,273	100%	7,382	100%	7,541	100%

Allowance for losses	(59)		(62)		(70)		(52)		(48)
Unamortized fees and costs	5		5		5		6		6

Total	$6,718		$6,929		$7,208		$7,336		$7,499

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$62		$70		$52		$48		$41
Provision	7		5		18		4		7
Release	(10)		(13)		—		—		—

Ending balance	$59		$62		$70		$52		$48

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,881	43%	$2,928	42%	$2,998	41%	$3,069	41%	$3,146	42%
$5 million but less than $10 million	1,576	23	1,623	23	1,679	23	1,670	23	1,711	23
$10 million but less than $20 million	1,234	18	1,316	19	1,339	19	1,378	19	1,418	19
$20 million but less than $30 million	299	4	300	4	309	4	311	4	312	4
$30 million and over	786	12	819	12	952	13	954	13	955	12

Subtotal	6,776	100%	6,986	100%	7,277	100%	7,382	100%	7,542	100%

Net premium/discount	(4)		—		(4)		—		(1)

Total	$6,772		$6,986		$7,273		$7,382		$7,541

Commercial Mortgage Loan Information by Vintage as of December 31, 2010

(loan amounts in millions)

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent	Average Balance Per Loan	Average Balance Per Delinquent Loan	Average Loan-To-Value(1)
2004 and prior	$2,169	$21	908	6	$2	$4	51%
2005	1,458	—	312	—	$5	$—	65%
2006	1,418	9	283	1	$5	$9	73%
2007	1,345	9	193	2	$7	$4	79%
2008	282	11	58	2	$5	$5	77%
2009	—	—	—	—	$—	$—	—%
2010	104	—	17	—	$6	$—	58%

Total	$6,776	$50	1,771	11	$4	$5	65%

(1)	Represents loan-to-value as of December 31, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$689	$658	$646	$626	$2,619	$621	$610	$604	$623	$2,458
Fixed maturity securities—non-taxable	13	14	16	16	59	22	27	28	30	107
Commercial mortgage loans	93	95	99	104	391	103	106	109	114	432
Restricted commercial mortgage loans related to securitization entities(1)	9	10	10	10	39	—	—	—	—	—
Equity securities	3	4	5	2	14	4	6	3	3	16
Other invested assets	32	23	29	32	116	20	24	26	8	78
Limited partnerships(2)	11	1	10	(34)	(12)	—	(20)	(33)	(107)	(160)
Restricted other invested assets related to securitization entities(1)	—	1	—	1	2	—	—	—	—	—
Policy loans	29	28	28	27	112	28	19	52	44	143
Cash, cash equivalents and short-term investments	6	6	4	5	21	9	9	14	17	49

Gross investment income before expenses and fees	885	840	847	789	3,361	807	781	803	732	3,123
Expenses and fees	(22)	(25)	(24)	(24)	(95)	(25)	(22)	(22)	(21)	(90)

Net investment income	$863	$815	$823	$765	$3,266	$782	$759	$781	$711	$3,033

Annualized Yields
Fixed maturity securities—taxable	5.2%	5.0%	5.0%	4.9%	5.0%	5.1%	5.2%	5.2%	5.4%	5.2%
Fixed maturity securities—non-taxable	4.2%	4.3%	4.3%	4.3%	4.3%	4.6%	4.6%	4.6%	4.6%	4.7%
Commercial mortgage loans	5.5%	5.4%	5.5%	5.8%	5.6%	5.4%	5.5%	5.5%	5.6%	5.5%
Restricted commercial mortgage loans related to securitization entities(1)	7.3%	7.6%	7.3%	7.3%	7.4%	—%	—%	—%	—%	—%
Equity securities	4.0%	6.8%	11.8%	6.6%	6.7%	9.5%	12.8%	3.6%	4.6%	7.0%
Other invested assets	12.1%	13.3%	17.3%	15.0%	14.0%	7.1%	7.7%	7.6%	1.8%	5.5%
Limited partnerships(2)	12.3%	1.0%	10.6%	-34.0%	-3.4%	-0.1%	-13.4%	-21.3%	-62.1%	-26.8%
Restricted other invested assets related to securitization entities(1)	0.3%	0.3%	0.3%	1.0%	0.5%	—%	—%	—%	—%	—%
Policy loans	8.0%	7.6%	7.7%	7.7%	7.8%	8.1%	4.4%	10.5%	9.6%	8.4%
Cash, cash equivalents and short-term investments	0.7%	0.5%	0.3%	0.4%	0.5%	0.5%	0.5%	0.7%	0.8%	0.6%

Gross investment income before expenses and fees	5.1%	4.8%	4.9%	4.6%	4.9%	4.7%	4.5%	4.7%	4.2%	4.5%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.0%	4.7%	4.8%	4.4%	4.8%	4.6%	4.4%	4.6%	4.1%	4.4%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Represents investment income and yields related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.
(2)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(1)	$3	$4	$(6)	$—	$(7)	$(13)	$(9)	$(28)	$(57)
U.S. government, agencies and government-sponsored enterprises	—	1	—	(4)	(3)	11	—	—	—	11
Foreign corporate	2	3	16	2	23	8	10	(1)	(1)	16
Foreign government	(3)	3	—	(2)	(2)	2	1	1	2	6
Tax-exempt	2	(2)	(3)	4	1	20	26	—	1	47
Mortgage-backed securities	(1)	(7)	(5)	(3)	(16)	(3)	4	(2)	4	3
Asset-backed securities	(6)	(1)	—	(1)	(8)	—	(4)	(8)	—	(12)
Equity securities	7	—	1	—	8	2	1	1	—	4
Foreign exchange	—	1	(1)	—	—	(2)	3	—	—	1

Total net realized gains (losses) on available-for-sale securities	—	1	12	(10)	3	31	28	(18)	(22)	19

Impairments:
Sub-prime residential mortgage-backed securities:
AA	—	—	—	—	—	(2)	(1)	—	(11)	(14)
A	—	—	—	—	—	(1)	—	—	(1)	(2)
BBB	—	—	—	—	—	(1)	(2)	(3)	(3)	(9)
Below BBB	(5)	(3)	(1)	(16)	(25)	(25)	(25)	(23)	(33)	(106)
Alt-A residential mortgage-backed securities:
AA	—	—	—	—	—	—	—	(6)	(6)	(12)
A	—	—	—	—	—	—	—	(1)	(18)	(19)
BBB	—	—	—	—	—	—	—	—	(1)	(1)
Below BBB	(4)	(9)	(13)	(8)	(34)	(18)	(19)	(11)	(58)	(106)

Total sub-prime and Alt-A residential mortgage-backed securities	(9)	(12)	(14)	(24)	(59)	(47)	(47)	(44)	(131)	(269)

Prime residential mortgage-backed securities:
AA	—	—	—	—	—	—	—	—	(12)	(12)
A	—	—	—	—	—	—	—	(1)	(8)	(9)
BBB	—	—	—	—	—	—	—	—	(3)	(3)
Below BBB	(2)	(4)	(3)	(6)	(15)	(10)	(13)	(18)	(1)	(42)
Other asset-backed securities	—	—	(9)	(10)	(19)	—	—	(2)	(9)	(11)
Commercial mortgage-backed securities:
A	—	—	—	—	—	(1)	—	—	(9)	(10)
BBB	—	—	—	—	—	—	(2)	—	—	(2)
Below BBB	(1)	(2)	(1)	(1)	(5)	(1)	(1)	(6)	(10)	(18)
Corporate fixed maturity securities	(10)	(6)	—	(3)	(19)	(6)	(15)	(1)	(37)	(59)
Financial hybrid securities	—	—	—	(4)	(4)	(4)	(47)	(4)	(155)	(210)
Retained interest on securitized assets	—	—	—	—	—	—	—	(23)	—	(23)
Limited partnerships	—	—	(2)	(4)	(6)	—	—	—	—	—
Equity securities	—	—	—	—	—	—	—	—	(13)	(13)
Commercial mortgage loans	(2)	(1)	(3)	—	(6)	(5)	(2)	—	—	(7)

Total impairments	(24)	(25)	(32)	(52)	(133)	(74)	(127)	(99)	(388)	(688)

Net unrealized gains (losses) on trading securities	(4)	14	(2)	4	12	5	10	7	(8)	14
Derivative instruments	1	61	(25)	(5)	32	6	12	75	(79)	14
Bank loans	(1)	1	4	3	7	—	4	4	—	8
Limited partnerships	—	(1)	(2)	(1)	(4)	(26)	—	—	—	(26)
Commercial mortgage loans held-for-sale market valuation allowance	1	(4)	(13)	(3)	(19)	(5)	(6)	(3)	(4)	(18)
Net gains (losses) related to securitization entities(1)	2	20	(31)	7	(2)	—	—	—	—	—
Other	—	—	—	11	11	—	—	—	—	—

Net investment gains (losses), net of taxes	(25)	67	(89)	(46)	(93)	(63)	(79)	(34)	(501)	(677)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	(1)	(12)	13	5	5	10	18	(25)	18	21
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	—	(1)	—	(1)	(2)	(1)	(1)	—	—	(2)

Net investment gains (losses), net of taxes and other adjustments	$(26)	$54	$(76)	$(42)	$(90)	$(54)	$(62)	$(59)	$(483)	$(658)

(1)

Represents net investment gains (losses) related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$142	$343	$279	$187	$(460)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,494	$12,499	$12,363	$12,149	$12,038
GAAP Basis ROE (1) divided by (2)	1.1%	2.7%	2.3%	1.5%	-3.8%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$126	$355	$407	$298	$198
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,494	$12,499	$12,363	$12,149	$12,038
Operating ROE (1) divided by (2)	1.0%	2.8%	3.3%	2.5%	1.6%

Quarterly Average ROE	Three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(161)	$83	$42	$178	$40
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,444	$12,559	$12,572	$12,492	$12,417
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	-5.2%	2.6%	1.3%	5.7%	1.3%

Operating ROE
Net operating income for the period ended(3)	$(135)	$29	$118	$114	$94
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,444	$12,559	$12,572	$12,492	$12,417
Annualized Operating Quarterly Basis ROE (3) divided by (4)	-4.3%	0.9%	3.8%	3.7%	3.0%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Reconciliation of Expense Ratio

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$519	$472	$499	$475	$1,965	$503	$484	$456	$441	$1,884
Total revenues(2)	$2,591	$2,667	$2,410	$2,421	$10,089	$2,461	$2,391	$2,483	$1,734	$9,069

Expense ratio (1) divided by (2)	20.0%	17.7%	20.7%	19.6%	19.5%	20.4%	20.2%	18.4%	25.4%	20.8%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$519	$472	$499	$475	$1,965	$503	$484	$456	$441	$1,884
Less wealth management business	76	73	72	66	287	64	58	55	52	229
Less lifestyle protection insurance business	143	139	157	154	593	163	169	160	153	645

Adjusted acquisition and operating expenses, net of deferrals(3)	$300	$260	$270	$255	$1,085	$276	$257	$241	$236	$1,010

Total revenues	$2,591	$2,667	$2,410	$2,421	$10,089	$2,461	$2,391	$2,483	$1,734	$9,069
Less wealth management business	93	89	89	81	352	77	71	67	63	278
Less lifestyle protection insurance business	259	258	284	311	1,112	326	336	334	305	1,301
Less net investment gains (losses)	(38)	103	(141)	(72)	(148)	(96)	(118)	(53)	(756)	(1,023)

Adjusted total revenues(4)	$2,277	$2,217	$2,178	$2,101	$8,773	$2,154	$2,102	$2,135	$2,122	$8,513

Adjusted expense ratio (3) divided by (4)	13.2%	11.7%	12.4%	12.1%	12.4%	12.8%	12.2%	11.3%	11.1%	11.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Reconciliation of Core Premiums

(amounts in millions)

	2010					2009
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,467	$1,447	$1,470	$1,470	$5,854	$1,523	$1,492	$1,502	$1,502	$6,019
Less retirement income—spread-based premiums	45	42	32	36	155	39	30	38	47	154
Less impact of changes in foreign exchange rates	(7)	(11)	25	68	75	73	(42)	(92)	(120)	(181)

Core premiums	$1,429	$1,416	$1,413	$1,366	$5,624	$1,411	$1,504	$1,556	$1,575	$6,046

Reported premium percentage change from prior year	-3.7%	-3.0%	-2.1%	-2.1%	-2.7%	-5.8%	-14.0%	-12.1%	-12.5%	-11.2%
Core premium percentage change from prior year	1.3%	-5.9%	-9.2%	-13.3%	-7.0%	-12.6%	-2.2%	1.2%	6.1%	-2.1%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Reconciliation of Core Yield

		2010					2009
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$71.6	$74.8	$71.8	$69.3	$71.6	$68.5	$69.1	$65.2	$64.5	$68.5
	Subtract:
	Securities lending	0.8	0.7	0.7	0.6	0.8	0.9	0.9	1.0	1.1	0.9
	Unrealized gains (losses)	1.3	3.8	1.7	(0.9)	1.3	(1.3)	(2.0)	(4.4)	(7.0)	(1.3)
	Derivative counterparty collateral	0.8	1.6	1.1	0.6	0.8	0.6	0.9	0.8	1.2	0.6

	Adjusted end of period invested assets	$68.7	$68.7	$68.3	$69.0	$68.7	$68.3	$69.3	$67.8	$69.2	$68.3

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.7	$68.6	$68.7	$68.9	$68.6	$68.8	$68.6	$68.5	$70.2	$69.1
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.5	0.5	0.5	0.6	0.6	—	—	—	—	—

(B)	Average Invested Assets Used in Core Yield Calculation	68.2	68.1	68.2	68.3	68.0	68.8	68.6	68.5	70.2	69.1
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	9.1	9.4	9.3	9.3	9.2	9.7	10.2	10.7	11.6	10.6

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$59.1	$58.7	$58.9	$59.0	$58.8	$59.1	$58.4	$57.8	$58.6	$58.5

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$863	$815	$823	$765	$3,266	$782	$759	$781	$711	$3,033
	Subtract:
	Bond calls and commercial mortgage loan prepayments	13	8	—	7	28	3	8	4	11	26
	Reinsurance(3)	20	14	21	29	84	15	22	26	8	71
	Other non-core items(4)	31	6	7	—	44	14	(5)	1	4	14
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	7	7	7	8	29	—	—	—	—	—

(E)	Core Net Investment Income	792	780	788	721	3,081	750	734	750	688	2,922
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	33	34	28	2	97	16	22	29	23	90

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$759	$746	$760	$719	$2,984	$734	$712	$721	$665	$2,832

(D) / (A)	Reported Yield	5.02%	4.75%	4.79%	4.44%	4.76%	4.55%	4.43%	4.56%	4.05%	4.39%
(E) / (B)	Core Yield	4.65%	4.58%	4.62%	4.22%	4.52%	4.36%	4.28%	4.38%	3.92%	4.23%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	5.14%	5.08%	5.16%	4.87%	5.07%	4.97%	4.88%	4.99%	4.54%	4.84%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.

(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)

Represents imputed investment income related to a reinsurance agreement in the lifestyle protection insurance business. Includes a $17 million reclassification adjustment in the second quarter of 2009 to interest expense related to the reinsurance arrangements accounted for under the deposit method as these arrangements were in a loss position.

(4)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Industry Ratings

The company’s principal life insurance subsidiaries are rated by Standard & Poor's Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody's”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-
Continental Life Insurance Company of Brentwood, Tennessee	Not rated	Not rated	A-	A-
American Continental Insurance Company	Not rated	Not rated	A-	Not rated

The company's principal mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BBB-	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa3
Genworth Residential Mortgage Insurance Corporation of NC	BBB-	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Industry Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA,” “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BBB-” ratings are the fourth-, sixth-, seventh-, ninth- and tenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody's states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com